                                                                    EXHIBIT 99.4


                                  May 6, 1997


     Mr. Luis P. Buhler
     Executive Director
     California Infrastructure and Economic Development Bank
     c/o California Trade and Commerce Agency
     801 K Street, Suite 1700
     Sacramento, CA  95814

     RE:  Application for Issuance of Rate Reduction Bonds
          ------------------------------------------------

     Dear Mr. Buhler:

     Pursuant to the provisions of AB 1890 (chapter 854, Statutes of 1996), Southern California Edison Company ("Edison") hereby makes application to the California Infrastructure and Economic Development Bank ("Bank") for issuance of Rate Reduction Bonds ("RRBs") by the Bank or a special purpose trust to be established by the Bank.

     Attached to this Application is all the information requested by the Bank in Part One of the Application for Issuance of RRBs.

     Accompanying this Application is the required initial application fee of $50,000 payable to the Bank. We acknowledge that the Bank's costs of issuance, including administrative, legal and financial advisory expenses, will be paid from the proceeds of the RRBs upon closing. In addition, the Bank's annual ongoing administrative, legal and financial advisory expenses related solely to the RRB issuance will be provided for as an ongoing expense of the transaction to be recovered from fixed transition amount charges paid by residential and small commercial customers in Edison's service territory.

                                           Sincerely,

                                           /s/ Theodore F. Craver, Jr.

     Enclosures

     cc: Brooke Bassett, Esq.
         Blake Fowler (w/o enclosures)
         Wes Hough
         Douglas Long (w/o enclosures)
         Lai Louie
         Ramesh Ramchandani (w/o enclosures)
         Glenn Stober (w/o enclosures)

            CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
APPLICATION OF SOUTHERN CALIFORNIA EDISON COMPANY FOR ISSUANCE OF RATE REDUCTION
                                     BONDS
                                 PART 1--FORM A


                            I. GENERAL INFORMATION


DATE OF APPLICATION:           May 6, 1997

IDENTIFICATION OF APPLICANT:   Southern California Edison Company

ADDRESS OF APPLICANT:          2244 Walnut Grove Avenue
                               Rosemead, California 91770

CONTACT PERSON:                Mary C. Simpson

PHONE CONTACT:                 (818) 302-4481

FACSIMILE CONTACT:             (818) 302-1472

E-MAIL ADDRESS:                simpsomc@sce.com

LONG-TERM AND SHORT-TERM SENIOR UNSECURED DEBT RATINGS OF EDISON:

                                          Long-Term   Short-Term
                                          ---------   ----------
                               S&P:           A          A-1
                               Moody's:       A3         P-1

              II. INFORMATION ON APPLICATION FOR FINANCING ORDER

     DATE OF APPLICATION TO THE CALIFORNIA PUBLIC UTILITIES COMMISSION ("CPUC") FOR A FINANCING ORDER:

     May 6, 1997

     PLEASE ATTACH A COPY OF THE APPLICATION FOR THE FINANCING ORDER INCLUDING ALL ATTACHMENTS AND EXHIBITS. IF THE APPLICATION FOR FINANCING ORDER HAS NOT BEEN MADE, PLEASE PROVIDE THE BANK WITH A COPY OF THE APPLICATION AS SOON AS IT HAS BEEN FILED.

     Please see Exhibit A attached hereto (Edison's Application to the CPUC).

               PLEASE KEEP BANK INFORMED OF ANY WRITTEN COMMUNICATION WITH THE CPUC REGARDING THE FINANCING ORDER. SEND TWO COPIES OF ALL COMMUNICATION TO AND FROM THE CPUC TO GLENN STOBER, CALIFORNIA TRADE AND COMMERCE AGENCY, 801 K STREET, SUITE 1700, SACRAMENTO, CA 95814.

     Two copies each of the following documents are enclosed:

     1. March 4, 1997 announcement of CPUC workshops
     2. March 14, 1997 joint workshop comments filed by utilities
     3. April 8, 1997 ORA data request
     4. Administrative Law Judge ruling dated April 23, 1997 with respect to RRB procedural matters.
     5. April 24, 1997 summary of CPUC workshops
     6. Edison's response to ORA data request dated April 29, 1997.

     Edison further acknowledges that it will continue to keep the Bank informed of all written communication with the CPUC regarding the Financing Order.

                III. INFORMATION REGARDING RATE REDUCTION BONDS

1. PAR AMOUNT (OR MAXIMUM AMOUNT) OF RATE REDUCTION BONDS EXPECTED TO BE APPLIED FOR IN PART TWO.

   Edison expects to apply for RRBs in the aggregate principal amount of up to $3.0 billion, with such RRBs to be issued in one or more series or classes.

2. IDENTIFY PROPOSED FINANCING ENTITY ((I) THE BANK; (II) A SPECIAL PURPOSE TRUST ESTABLISHED BY THE BANK OR (III) ANOTHER ENTITY). IF PROPOSED FINANCING ENTITY IS A SPECIAL PURPOSE TRUST, DESCRIBE THE INTENDED LEGAL STRUCTURE FOR THE SPECIAL PURPOSE TRUST.

   Edison expects that the financing entity will constitute a special purpose trust established by the Bank. The proposed special purpose trust will likely be a grantor trust formed by the Bank and/or the SPE, and a trustee which will then issue trust certificates rather than debt as the form of the RRBs. We note that a variety of issues relating to the structure of the special purpose trust will need to be discussed with the Bank and its counsel.


3. IS ADDITIONAL LEGISLATIVE ACTION REQUIRED IN ORDER TO PROCEED WITH THE ISSUANCE OF THE RRBS?

   Yes, the adoption of SB 477 will be required to proceed with the issuance of the RRBs with the transaction structure presently envisioned. (See response to Question 6.)

4. PROVIDE A FINANCING SCHEDULE SHOWING ALL ACTIVITIES LEADING TO THE ISSUANCE OF EACH SERIES OF RRBS SUBJECT TO THIS APPLICATION.

                              Please see Exhibit B attached hereto.

5. IDENTIFY THE PROPOSED FINANCING TEAM MEMBERS INCLUDING UTILITY COUNSEL, SENIOR MANAGING UNDERWRITER, ANY CO-MANAGERS, UNDERWRITERS' COUNSEL AND TRUSTEE. IF ONE OR MORE OF THESE PARTICIPANTS HAS NOT BEEN IDENTIFIED, PLEASE DESCRIBE THE PROCESS TO BE FOLLOWED TO COME UP WITH A PROPOSED FIRM.

   Utility Counsel:
      Latham & Watkins
      Richards, Layton & Finger (special Delaware counsel)
      Munger, Tolles & Olson LLP

   Senior Managing Underwriter:

      Salomon Brothers Inc

   Co-Managers:
      The Co-Managers have not yet been identified. As Agent for Sale, the State Treasurer will select Co-Managers pursuant to the procedures and guidelines of the State Treasurer's office.

   Underwriters' Counsel:
      The Underwriters' Counsel has not yet been identified. As Agent for Sale, the State Treasurer will approve the Underwriters' Counsel recommended by the Senior Managing Underwriter pursuant to the procedures and guidelines of the State Treasurer's office.

   Trustee:
      The Trustee has not yet been identified. The Bank will approve the Trustee pursuant to the procedures and guidelines of the Bank.

6. LIST ANY REMAINING "OPEN ITEMS" YET TO BE RESOLVED BY THE APPLICANT INCLUDING TAX AND ACCOUNTING TREATMENT AND REGULATORY APPROVALS, THE ANTICIPATED DATE OF RESOLUTION, THE INTENDED RESOLUTION AND THE IMPACT ON THE PROPOSED FINANCING IF THE INTENDED RESOLUTION IS NOT OBTAINED.

   A. Tax Treatment

      i. Federal Tax Ruling Request

         (a) Open Item: As discussed in the CPUC Financing Application, the issuance of the RRBs in the form proposed in such Application is premised on receiving a favorable ruling by the IRS.

         (b) Anticipated Date of Resolution: While this is not within Edison's control, it is hoped that a ruling will be forthcoming in the third quarter of 1997.

         (c) Intended Resolution: Issuance of the requested federal tax ruling by the IRS.

         (d) Impact on Proposed Financing Without Resolution: If a favorable ruling is not forthcoming, Edison would have to reassess the transaction and if possible, modify it to eliminate the risk of current taxation of RRB proceeds.

     ii. State Tax Treatment

         (a) Open Item: It is unclear for state tax purposes whether the transfer of the Transition Property by Edison to the SPE will be treated as a currently taxable transaction.

         (b) Anticipated Date of Resolution: While this is not within Edison's control, it is hoped that a ruling will be forthcoming by the fourth quarter 1997.

         (c) Intended Resolution:  No current taxation.

         (d) Impact on Proposed Financing Without Resolution: If a favorable ruling is not forthcoming, the economic benefits of the transaction to customers would be reduced. Edison would have to reassess the transaction and if possible, modify it to eliminate the risk of current taxation.

  B. Regulatory Approvals

     i. Open Issue: As discussed in the CPUC Financing Application, the approvals of the Bank, the CPUC and the State Treasurer's Office must be obtained with respect to the RRB issuance.

     ii.  Anticipated Date of Resolution:  See answer to item III.4.

     iii. Intended Resolution:  Obtain the required approvals.

     iv. Impact on Proposed Financing Without Resolution: The proposed issuance of RRBs cannot be completed without such approvals.

  C. Legislative Action

     i. Open Issue: As noted above, the passage of SB 477 is required for the issuance of the RRBs in the form described in the CPUC Financing Application.

     ii.  Anticipated Date of Resolution:  August - September 1997.

     iii. Intended Resolution:  Passage of SB 477.

     iv. Impact on Proposed Financing Without Resolution: Without passage of SB 477, the RRBs cannot be issued in the form and manner described in the CPUC Financing Application. There may be greater difficulty obtaining the bankruptcy opinion required for the AAA credit rating, potentially resulting in higher costs to customers. Additionally, the utilities and the Bank would have to reassess whether issuance of the RRBs through a special purpose trust authorized by the Bank is feasible and provides the lowest cost means of financing.

  D. Corporate Securities Items

    i. Investment Company Act of 1940

       (a) Open Issue: There is some uncertainty as to whether the special purpose entity ("SPE") will be exempt from the requirements of the Investment Company Act of 1940.

       (b) Anticipated Date of Resolution:  August 15, 1997.

       (c) Intended Resolution: Obtain SEC confirmation that the SPE will be exempt from the requirements of the Investment Company Act of 1940.

       (d) Impact on Proposed Financing Without Resolution: An adverse determination of this issue would likely result in the issuance of the RRBs through private offerings, although it is possible that Edison could decide to seek an exemptive order from the SEC. Such determination could delay the timing of the issuance of RRBs, and adversely impact the pricing of the RRBs.

   ii. Registrant on Shelf Registration Statement

       (a) Open Issue: Whether the issuer will be required to be a registrant on the Shelf Registration Statement.

       (b) Anticipated Date of Resolution:  August 15, 1997.

       (c) Intended Resolution: Obtain SEC confirmation that the issuer will not be required to be a registrant.

       (d) Impact on Proposed Financing Without Resolution: An adverse determination of this issue could require modifications to the structure of the proposed transaction and may delay the timing of RRB issuance.

  E. Bankruptcy Items

     i. Open Issue: Whether appropriate bankruptcy opinions can be issued is subject to the resolution of the ultimate structure of the transaction.

     ii.  Anticipated Date of Resolution:  Uncertain.

     iii. Intended Date of Resolution:  Uncertain.

     iv. Impact on Proposed Financing Without Resolution: If appropriate bankruptcy opinions cannot be issued, the rating of the RRBs will be adversely affected.

                                   EXHIBIT B

                               FINANCING SCHEDULE



Subject to market conditions and unforeseen contingencies that could affect the timing of the activities listed below, Edison proposes the following schedule with respect to the first series or class of RRBs:

A.  PROPOSED SCHEDULE RELATING TO THIS APPLICATION

    ACTION                                          PROPOSED TIMING
-----------------------------------------------------------------------------------
Part One to Application Filed                         May 6, 1997
-----------------------------------------------------------------------------------
Part Two to Application Filed                          September
-----------------------------------------------------------------------------------
IED Bank Approval of Issuance Resolution                October
-----------------------------------------------------------------------------------
Bond Document Execution                                 October
-----------------------------------------------------------------------------------
Bond Pricing                                      October - December
-----------------------------------------------------------------------------------


B.  PROPOSED SCHEDULE RELATING TO THE CPUC

ACTION                                             PROPOSED TIMING
----------------------------------------------------------------------------------
Application Filed                                    May 6, 1997
----------------------------------------------------------------------------------
Response or Protest To Applications                    May 20
----------------------------------------------------------------------------------
Pre-hearing Conference                                 May 27
----------------------------------------------------------------------------------
Hearings, if needed                                May 28 - June 3
----------------------------------------------------------------------------------
Opening Briefs                                         June 13
----------------------------------------------------------------------------------
Reply Briefs                                           June 25
----------------------------------------------------------------------------------
Draft or ALJ Proposed Decision                        August 4
----------------------------------------------------------------------------------
Comments on PD                                        August 25
----------------------------------------------------------------------------------
Reply Comments on PD                                 September 2
----------------------------------------------------------------------------------
Commission Financing Order                           September 3
----------------------------------------------------------------------------------
Rate Reduction Bonds Issued/FTA Charges        October - December 1997
 Implemented
----------------------------------------------------------------------------------

C.  PROPOSED SCHEDULE RELATING TO THE SEC\1\

                    ACTION                                       PROPOSED TIMING
------------------------------------------------------------------------------------------------
Filing of Shelf Registration Statement                              June 1997
------------------------------------------------------------------------------------------------
Comments from the SEC                                                 July
------------------------------------------------------------------------------------------------
Response to Comments from the SEC                                     July
------------------------------------------------------------------------------------------------
Filing of Amendment No. 1 to the Shelf                                July
 Registration Statement
------------------------------------------------------------------------------------------------
Comments from the SEC                                                August
------------------------------------------------------------------------------------------------
Response to comments from the SEC                                    August
------------------------------------------------------------------------------------------------
Filing of Amendment No. 2 to the Shelf                               August
 Registration Statement\2\
------------------------------------------------------------------------------------------------
Comments from the SEC                                               September
------------------------------------------------------------------------------------------------
Response to comments from the SEC                                   September
------------------------------------------------------------------------------------------------
Filing of Amendment No. 3 to the Shelf                              September
 Registration Statement
------------------------------------------------------------------------------------------------
Registration Statement declared effective                           September
------------------------------------------------------------------------------------------------
Bond offering and pricing                                      October - December
------------------------------------------------------------------------------------------------


D.  PROPOSED SCHEDULE RELATING TO THE RATING OF THE RRBS

                    ACTION                                       PROPOSED TIMING
------------------------------------------------------------------------------------------------
Submission of Draft Transaction Documents to                        June 1997
 Rating Agencies
------------------------------------------------------------------------------------------------
Comments from the Rating Agencies                                     July
------------------------------------------------------------------------------------------------
Meetings with the Rating Agencies                                     July
------------------------------------------------------------------------------------------------
Revision of Transaction Documents                                    August
------------------------------------------------------------------------------------------------
Rating of Rate Reduction Bonds                                       October
------------------------------------------------------------------------------------------------

-----------------------------------------
\1\ It is possible that the issuance of the rate reduction bonds will be made pursuant to private offering. See Item III.6.D.i in the response to Open Issues. Accordingly, the above proposed schedule relating to the SEC will be modified and Edison will notify the Bank of any such modifications. In any event, Edison expects that the initial issuance of RRBs will occur not later than 12/31/97.

\2\ Edison anticipates that there will be approximately three amendments to the Shelf Registration Statement prior to the effectiveness thereof. There may be more or fewer amendments required depending on various factors, including the nature and quantity of comments received from the SEC.

E.  PROPOSED SCHEDULE RELATING TO THE IRS

                    ACTION                                       PROPOSED TIMING
------------------------------------------------------------------------------------------------
Additional comments, if any, from the IRS                               \3\
------------------------------------------------------------------------------------------------
Response to additional comments from the IRS,
 if any                                                                 \3\
------------------------------------------------------------------------------------------------
Issuance of Tax Ruling by the IRS                              Third Quarter 1997
------------------------------------------------------------------------------------------------

F.  PROPOSED SCHEDULE RELATING TO THE CALIFORNIA FRANCHISE TAX BOARD

                    ACTION                                       PROPOSED TIMING
------------------------------------------------------------------------------------------------
Filing of Request for Ruling                                     Third Quarter 1997
------------------------------------------------------------------------------------------------
Issuance of Tax Ruling by the Franchise Tax                          Fourth 1997
 Board
------------------------------------------------------------------------------------------------

------------------------------
\3\ Edison has responded to all inquiries received to date from the IRS. It is unknown whether any additional requests for information will be forthcoming. Responses would be made as quickly as possible to any future data requests.

                  [LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]

                                October 27, 1997


     Mr. Luis P. Buhler
     Executive Director
     California Infrastructure and Economic Development Bank
     c/o California Trade and Commerce Agency
     801 K Street, Suite 1700
     Sacramento, CA  95814

     RE:  Part Two of Application for Issuance of Rate Reduction Bonds
          ------------------------------------------------------------

     Dear Mr. Buhler:

     Pursuant to the provisions of AB 1890 (chapter 854, Statutes of 1996), Southern California Edison Company ("Edison") hereby makes application to the California Infrastructure and Economic Development Bank ("Bank") for issuance of Rate Reduction Bonds ("RRBs") by a special purpose trust to be established by the Bank.

     Attached to this Application is all the information requested by the Bank in Part Two of the Application for Issuance of RRBs.

     If you have any questions, please do not hesitate to call either Mary Simpson at (626) 302-4481 or me.

                                                  Sincerely,

                                                  /s/ Theodore F. Craver, Jr.

     Enclosures

     cc: Brooke Bassett, Esq.
         Blake Fowler (w/o documents)
         Wes Hough
         Douglas Long (w/o documents)
         Lai Louie
         Ramesh Ramchandani (w/o documents)
         Eric Tashman (w/o documents)

             CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
APPLICATION OF SOUTHERN CALIFORNIA EDISON COMPANY FOR ISSUANCE OF RATE REDUCTION
                                     BONDS
                               FORM A - PART TWO


                           I.   GENERAL INFORMATION

DATE OF APPLICATION:                    Part One:       May 6, 1997
                                        Part Two:       October 27, 1997

IDENTIFICATION OF APPLICANT:            Southern California Edison Company

ADDRESS OF APPLICANT:                   2244 Walnut Grove Avenue
                                        Rosemead, California 91770

CONTACT PERSON:                         Mary C. Simpson

PHONE CONTACT:                          (626) 302-4481

FACSIMILE CONTACT:                      (626) 302-1472

E-MAIL ADDRESS:                         simpsomc@sce.com

LONG-TERM AND SHORT-TERM SENIOR UNSECURED DEBT RATINGS OF EDISON:


                                Long-Term           Short-Term
                                -----------         ----------
                    S&P:            A                  A-1
                    Moody's:        A2                 P-1

             II.   INFORMATION ON APPLICATION FOR FINANCING ORDER

     DATE OF APPLICATION TO THE CALIFORNIA PUBLIC UTILITIES COMMISSION ("CPUC") FOR A FINANCING ORDER:

     May 6, 1997

     PLEASE ATTACH A COPY OF THE APPLICATION FOR THE FINANCING ORDER INCLUDING ALL ATTACHMENTS AND EXHIBITS. IF THE APPLICATION FOR FINANCING ORDER HAS NOT BEEN MADE, PLEASE PROVIDE THE BANK WITH A COPY OF THE APPLICATION AS SOON AS IT HAS BEEN FILED.

     A copy of Edison's application to the CPUC was provided to the Bank with Part One of this Application.

     PLEASE KEEP BANK INFORMED OF ANY WRITTEN COMMUNICATION WITH THE CPUC REGARDING THE FINANCING ORDER. SEND TWO COPIES OF ALL COMMUNICATION TO AND FROM THE CPUC TO GLENN STOBER, CALIFORNIA TRADE AND COMMERCE AGENCY, 801 K STREET, SUITE 1700, SACRAMENTO, CA 95814.

     Edison acknowledges that it will continue to keep the Bank informed of all written communication with the CPUC regarding the Financing Order and will send two copies of all such communication to the Bank at the address set forth above.

                      III.  APPLICATION FORM A - PART TWO


  (All capitalized terms used herein and not otherwise defined shall have the meaning specified in the Form S-3 Registration Statement.)

1. PAR AMOUNT (OR MAXIMUM AMOUNT) OF RRBS PROPOSED TO BE ISSUED.

   In Decision 97-09-056, the CPUC authorized the issuance of an aggregate principal amount of up to $3.0 billion of RRBs. The exact amount of the issuance will be determined when the RRBs are priced using the sizing model approved by the CPUC.

2. ATTACH COPIES OF THE OFFERING DOCUMENTS AND LEGAL AGREEMENTS (CURRENT DRAFTS ARE ACCEPTABLE).

   Please see Exhibits A through L attached hereto for the current drafts of the following offering documents and legal agreements. These documents are currently being negotiated and are subject to revision. Edison will provide or cause the appropriate legal counsel to provide updated documents to the Bank as they become available.
 .

   Document                                                    Exhibit
   --------                                                    -------

   Administrative Services Agreement                             A
   Amended and Restated Declaration and Agreement of Trust       B
   Amended and Restated Limited Liability Company Agreement      C
   Amendment No. 2 to Form S-3 Registration Statement            D
   Declaration and Agreement of Trust                            E
   Fee and Indemnity Agreement                                   F
   Note Indenture                                                G
   Note Purchase Agreement                                       H
   Notification Registration                                     I
   Transition Property Purchase and Sale Agreement               J
   Transition Property Servicing Agreement                       K
   Underwriting Agreement                                        L

3. PROVIDE AN UPDATED LISTING OF TRANSACTION PARTICIPANTS.

   Please see Exhibit M attached hereto.

4. PROVIDE A REVISED FINANCING SCHEDULE SHOWING ALL ACTIVITIES LEADING TO THE ISSUANCE OF EACH SERIES OF RRBS SUBJECT TO THIS APPLICATION.

   Please see Exhibit N attached hereto.

5. PROVIDE UPDATED BOND SIZING AND CASH FLOW SCHEDULES FOR THE PROPOSED ISSUANCE(S) DETAILING THE STRUCTURE OF EACH SERIES OF RRBS. INCLUDE PROJECTIONS OF THE FIXED TRANSITION AMOUNTS TO BE COLLECTED AND THE PROJECTED DEBT SERVICE ON THE RRBS.

   Based on market conditions as of October 8, 1997, the weighted average coupon for the RRBs is projected to be 6.43%. Based on this assumption, the size of the issuance necessary to support the 10 percent rate reduction for small customers is approximately $2.46 billion. Please note that the weighted average coupon and size of the offering will change based on market conditions when the RRBs are priced. Please see the response to Question #8 below for detailed pricing assumptions.

   Please see Exhibits O and P attached hereto for the bond sizing model and cash flow schedules, respectively.

6. PROVIDE A DESCRIPTION OF THE PROPOSED STRUCTURE FOR THE RRBS, E.G., WILL THERE BE DIFFERENT CLASSES OF SECURITIES, OR WILL A "PASS-THROUGH" OR SOME OTHER STRUCTURE BE UTILIZED?

   The RRBs will consist of Classes of Certificates issued by "[NAME] Special Purpose Trust SCE-1" (the "Trust"). It is currently expected that there will be five such Classes, although the number of Classes, and the size and expected final maturity date of each, may depend upon market conditions.
   Each Class of Certificates will correspond to a Class of Notes issued by the
   Note Issuer, and will represent undivided interests in the related Class of Notes. The Notes are secured by the Transition Property and certain other assets of the Note Issuer (including the Collection Account).

   All payments in respect of the Notes will be "passed through" to Certificateholders. All collections in respect of the Transition Property and other assets of the Note Issuer with respect to any Payment Date in excess of amounts payable as (a) expenses of the Note Issuer and the Trust, (b) payments of quarterly principal of and interest on the Notes, (c) allocations to the Overcollateralization Subaccount and (d) allocations to the Capital Subaccount, will be allocated to the Reserve Subaccount, and will be available to cover any shortfalls in collections on any subsequent Payment Date. The maximum principal payment on the Notes on any quarterly Payment Date ("Quarterly Principal") shall equal the excess, if any, of the then outstanding principal balance of the Notes over the outstanding principal balance specified for such Payment Date on the applicable Expected Amortization Schedule.

   The Notes will bear a fixed rate of interest, whereas the interest rate on the corresponding Certificates may be fixed or floating. If the State Treasurers Office in its capacity as agent for sale determines that a portion of the Certificates should bear a floating rate, the Trust will enter into a swap agreement with a swap counterparty whereby the Trust will make fixed rate payments to, and receive floating rate payments from, the swap counterparty. The Trust in turn will make floating rate payments to floating rate Certificateholders.

7. PROVIDE THE TARGET CREDIT RATINGS FOR EACH SERIES OF RRBS FROM EACH RATING AGENCY FROM WHICH A RATING IS EXPECTED TO BE REQUESTED. DISCUSS THE CREDIT STRUCTURE PROPOSED FOR THE FINANCING AND THE TYPES AND AMOUNTS OF INTERNAL AND EXTERNAL "CREDIT ENHANCEMENT" TO BE PROVIDED THAT SUPPORT THAT RATING. DESCRIBE HOW THE RECOMMENDED LEVELS OF "CREDIT ENHANCEMENT" WERE DETERMINED.

   Target Credit Ratings:
   ---------------------

      Duff & Phelps       AAA
      Fitch               AAA
      Moody's             Aaa
      Standard & Poors    AAA

   Credit Enhancement:
   ------------------

   There are two primary forms of credit enhancement: the "True-Up Mechanism" and certain amounts available in the Collection Account. The final form and amounts of credit enhancement are subject to rating agency confirmation. The recommended levels of credit enhancement were determined (a) based upon the collective judgment of the underwriters and (b) in a manner consistent with the other aspects of the transaction (e.g., requirement to achieve the necessary characterization of the transaction for tax purposes).

   True-Up Mechanism

   The Servicing Agreement requires the Servicer to seek, and the Statute and the Financing Order require the CPUC to approve, periodic adjustments to the FTA Charges based on actual FTA Collections and updated assumptions by the Servicer as to projected future usage of electricity by Customers, future expenses relating to the Transition Property, the Notes and the Certificates, and expected delinquencies and charge-offs. The adjustments to the FTA Charges will continue until all interest on and principal of all Series of Notes and corresponding Series of Certificates have been paid or distributed in full.

   Collection Account

   Upon issuance of the Notes, the Note Issuer will establish the Collection Account, which will be held by the Note Trustee for the benefit of the Noteholders. The Collection Account will consist of four subaccounts, two of which (the "Overcollateralization Subaccount" and the "Capital Subaccount") provide credit enhancement for the Notes, and the funds on deposit therein may be used to make payments on the Notes in the event of a shortfall in FTA Collections (as further specified in the Indenture).

 .  Overcollateralization Subaccount

    The Financing Order permits the Servicer to set the FTA Charges at levels that are expected to produce FTA Collections in amounts that exceed the amounts expected to be required to make all payments on the Notes and distributions on the Certificates in turn in a timely manner and to pay all related fees and expenses. The aggregate required amount of such excess shall equal 0.50% of the initial principal amount of the Notes. Such amount shall accrue approximately ratably over 40 quarters.

 .  Capital Subaccount

    Upon the issuance of each Series of Notes, the Seller will contribute capital to the Note Issuer in an amount specified in each Prospectus Supplement, which will equal 0.50% of the initial principal amount of each such Series of Notes. Such amount, less $100,000 in the aggregate for all Series of Notes, will be deposited in the Capital Subaccount.

8. INDICATE THE DATE FOR WHICH INTEREST RATES IN THE BOND SIZING SCHEDULES APPLY AND THE DETAILED PRICING ASSUMPTIONS BEHIND EACH MATURITY, E.G., THE APPROPRIATE U.S. TREASURY INDEX MATURITY AND SPREAD ASSUMPTIONS.

    Like other debt securities, the RRBs will be priced relative to a benchmark security. Fixed-rate Certificates will be priced relative to a comparable term U.S. Treasury security, while floating rate Certificates will be priced relative to a floating rate index known as LIBOR (the London Interbank Offering Rate). The appropriate term for the benchmark generally is based on the expected average life of the Certificates, i.e., the expected average principal repayment date, not the expected final maturity date.

    Following are detailed pricing assumptions based on Treasury yields and indicative credit spreads as of October 8, 1997. This information is provided for indicative purposes only. Final pricing and structure will be determined by the State Treasurers Office and the underwriters based on market conditions at the time the Certificates are priced.

                    BENCHMARK           CURRENT            QUARTERLY     EXPECTED
        CLASS       TREASURY         CREDIT SPREAD          COUPON     AVERAGE LIFE
        A-1          5.63%               0.45%               6.03%      1.2 years
        A-2          5.85%               0.40%               6.20%      3.2 years
        A-3          5.95%               0.45%               6.35%      5.2 years
        A-4          6.06%               0.50%               6.51%      7.2 years
        A-5          6.07%               0.55%               6.57%      9.2 years

        Total        5.95%               0.53%               6.43%      5.2 years

9. PROVIDE A SCHEDULE OF SOURCES AND USES OF FUNDS FOR EACH SERIES OF RRBS SHOWING PAR (LESS ANY DISCOUNT) PLUS ACCRUED INTEREST, IF ANY AS SOURCES AND ACQUISITION OF TRANSITION PROPERTY, UNDERWRITING FEES AND COSTS OF ISSUANCE AS USES. PROVIDE A DETAILED BREAKDOWN OF PROPOSED COSTS OF ISSUANCE AND UNDERWRITING FEES AND EXPENSES.

   Following is a schedule detailing sources and uses of funds. In Decision 97-09-056, the CPUC authorized issuance costs up to a maximum of $21.5 million.

Sources:
       Rate Reduction Certificates, Series 1997 (1)         $2,461,000,000

Uses:
       Purchase of transition property, including (1):      $2,461,000,000
           Underwriting fees                                            (2)
           Underwriting expenses                                        (2)
           Company counsel                                       2,500,000
           Underwriters counsel                                         (2)
           Bond counsel                                                 (2)
           Accounting                                              200,000
           Advisor                                                  70,000
           Rating agencies                                              (2)
           SEC registration                                        790,000
           Infrastructure Bank                                          (2)
           State Treasurer as Agent for Sale                            (2)
           Printing                                                     (2)
           Trustee and Trustee Counsel                                  (2)
           SPE Set-up fees, SPE counsel, etc.                       25,000

Notes:
(1) Subject to change. This value is based on interest rates as of October 8, 1997 and current estimates of issuance expenses.
(2) Subject to approval by State Treasurer's Office and/or Infrastructure
    Bank

10. DESCRIBE THE STATUS OF LEGAL OPINIONS REGARDING BANKRUPTCY "TRUE SALE"
    AND THE IRS RULING ON DEBT FOR TAX TREATMENT AND IDENTIFY WHETHER ANY OPEN ISSUES REMAIN.

    A draft of the true sale opinion has been submitted to the rating agencies for their comments.

    There are no open issues remaining regarding the IRS rulings issued on September 8, 1997 assuming no material changes to the structure previously discussed with the IRS.

11. WHAT ENTITY WILL SERVE AS COLLECTION AGENT OR SERVICER FOR THE FIXED TRANSITION AMOUNTS AND WHAT FEES WILL BE ASSESSED, IF ANY, FOR THIS FUNCTION?

    Edison initially will serve as servicer pursuant to the terms of the Transition Property Servicing Agreement to be entered into between Edison, as servicer, and SCE Funding LLC, as Note Issuer. Under the agreement, servicing fees will be established at a level sufficient to attract a replacement servicer.

                                 EXHIBITS A-L
                    (PROVIDED TO INFRASTRUCTURE BANK ONLY)

Document                                                         Exhibit
--------                                                         -------

Administrative Services Agreement                                   A
Amended and Restated Declaration and Agreement of Trust             B
Amended and Restated Limited Liability Company Agreement            C
Amendment No. 2 to Form S-3 Registration Statement                  D
Declaration and Agreement of Trust                                  E
Fee and Indemnity Agreement                                         F
Note Indenture                                                      G
Note Purchase Agreement                                             H
Notification Registration                                           I
Transition Property Purchase and Sale Agreement                     J
Transition Property Servicing Agreement                             K
Underwriting Agreement                                              L
List of Transaction Participants                                    M
Financing Schedule                                                  N
Bond Sizing Model                                                   O
Cash Flow Schedules                                                 P

                                   EXHIBIT A

                       Administrative Services Agreement

       =================================================================



                       ADMINISTRATIVE SERVICES AGREEMENT


                                    between


                                 [NAME OF SPE]

                                  Note Issuer


                                      and


                               [NAME OF UTILITY]

                                 Administrator



                          Dated as of _________, 1997



       =================================================================

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
                                   ARTICLE I

                      Duties of Administrator.........................................................   3
                      -----------------------

     SECTION 1.01.    Appointment of Administrator; Acceptance
                      of Appointment..................................................................   3
     SECTION 1.02.    Duties with Respect to the Related
                      Agreements......................................................................   3
     SECTION 1.03.    Additional Duties...............................................................   9
     SECTION 1.04.    Non-Ministerial Matters.........................................................  11

                                  ARTICLE II

                                   Records............................................................  12
                                   -------

     SECTION 2.01.    Records.........................................................................  12

                                  ARTICLE III

                  Compensation and Reimbursement of Expense...........................................  13
                  -----------------------------------------

     SECTION 3.01.    Compensation....................................................................  13
     SECTION 3.02.    Reimbursement of Expense........................................................  13

                                     ARTICLE IV

                             Additional Information...................................................  13
                             ----------------------

     SECTION 4.01.    Additional Information To Be Furnished to Note Issuer...........................  13

                                     ARTICLE V

                            Miscellaneous Provisions..................................................  13
                            ------------------------

     SECTION 5.01.    Independence of Administrator...................................................  13
     SECTION 5.02.    No Joint Venture................................................................  14
     SECTION 5.03.    Other Activities of Administrator...............................................  14
     SECTION 5.04.    Term of Agreement; Resignation and
                      Removal of Administrator........................................................  14
     SECTION 5.05.    Action upon Termination, Resignation or
                      Removal.........................................................................  17
     SECTION 5.06.    Notices.........................................................................  18
     SECTION 5.07.    Amendments......................................................................  19
     SECTION 5.08.    Successors and Assigns..........................................................  20
     SECTION 5.09.    Limitations on Rights of Others.................................................  21
     SECTION 5.10.    GOVERNING LAW...................................................................  21
     SECTION 5.11.    Headings........................................................................  21
     SECTION 5.12.    Counterparts....................................................................  22
     SECTION 5.13.    Severability....................................................................  22

SECTION 5.14.  Nonpetition Covenants.............................................................  22
SECTION 5.15.  Limitation of Liability of Note Trustee...........................................  23

     EXHIBIT A -  Form of Power of Attorney

                         ADMINISTRATIVE SERVICES AGREEMENT dated as of
                    ____________, 1997, between [NAME OF SPE], a Delaware limited liability company (the "Note Issuer"), and [NAME OF UTILITY], a California corporation, as administrator (the "Administrator").

                                    RECITALS

          A. WHEREAS, the Note Issuer is issuing the Notes pursuant to the Indenture dated as of ____________, 1997 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Indenture"; capitalized terms used herein and not defined herein shall have the meanings assigned such terms in the Indenture), between the Note Issuer and [_______________], as Note Trustee (in such capacity, the "Note Trustee").

          B. WHEREAS, the Note Issuer has entered into certain agreements in connection with the issuance of the Notes, including (i) a Transition Property Purchase and Sale Agreement dated as of ____________, 1997 (the "Sale Agreement"), between the Note Issuer and [NAME OF UTILITY], as Seller (in such capacity, the "Seller"), (ii) a Transition Property Servicing Agreement dated as of ________________ 1997 (the "Servicing Agreement"), between the Note Issuer and [NAME OF UTILITY], as Servicer (in such capacity, the "Servicer"), (iii) the Indenture,

(iv) the Note Purchase Agreement dated as of __________, 1997 (the "Note Agreement") between Note Issuer and __________, as certificate trustee and (v) the Fee and Indemnity Agreement dated _________, 1997 (the "Fee Agreement") between __________ and __________ (the Sale Agreement, the Servicing Agreement, the Indenture, the Note Agreement and the Fee Agreement hereinafter referred to collectively as the "Related Agreements");

          C. WHEREAS, pursuant to the Related Agreements, the Note Issuer is required to perform certain duties in connection with the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral");

          D. WHEREAS, the Note Issuer desires to have the Administrator perform certain of the duties of the Note Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Note Issuer may from time to time request; and

          E. WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Note Issuer on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                            Duties of Administrator
                            -----------------------

          SECTION 1.01.  Appointment of Administrator; Acceptance of
                         -------------------------------------------
Appointment.  The Note Issuer hereby appoints the Administrator, and the
-----------
Administrator hereby accepts such appointment, to perform the Administrator's obligations pursuant to this Agreement on behalf of and for the benefit of the
Note Issuer in accordance with the terms of this Agreement and applicable law.

          SECTION 1.02.  Duties with Respect to the Related Agreements.  (a)
                         ---------------------------------------------
The Administrator agrees to perform all its duties as Administrator hereunder. In addition, the Administrator shall consult with the Note Issuer regarding its duties under the Related Agreements. The Administrator shall advise the Note Trustee when action is necessary to comply with the Note Issuer's duties under the Related Agreements. The Administrator shall prepare for execution by the
Note Issuer, or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Note Issuer to prepare, file or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Note Issuer to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

               (1) the preparation of or obtaining of the documents and instruments required for authentication of the Notes, if any, and delivery of the same to the Note Trustee (Section 2.03);

               (2) the duty to cause the Note Register to be kept and to give the Note Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.05);

               (3) the fixing or causing to be fixed of any specified record date and the notification of each affected Noteholder with respect to special record dates, payment dates, and the amount of defaulted interest (plus interest on such defaulted interest) to be paid, if any (Section 2.08(c));

               (4) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.11);

               (5) the duty to cause newly appointed Paying Agents, if any, to deliver to the Note Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

               (6) the direction to Paying Agents to pay to the Note Trustee all sums held in trust by such Paying Agents (Section 3.03);

               (7) the obtaining and preservation of the Note Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral (Section 3.04);

               (8) the preparation of all supplements, amendments, filings with the CPUC pursuant to the PU Code, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Collateral (Section 3.05);

               (9) the obtaining of the Opinions of Counsel and the delivery of such Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Collateral, and the annual delivery of the Officer's Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

               (10) the identification to the Note Trustee in an Officer's Certificate of any Person with whom the Note Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

               (11) the preparation and filing of all documents required under the Statute relating to the transfer of the ownership or security interest in the Transition Property (Section 3.07(i));

               (12) the preparation and obtaining of documents and instruments required for the release of the Note Issuer from its obligations under the Indenture (Section 3.11(b));

               (13) the delivery of notice to the Note Trustee and the Rating Agencies of each Event of Default and each default by the Servicer or Seller of its obligations under the Servicing Agreement or the Sale Agreement, respectively (Sections 3.07(d) and 3.19);

               (14) the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating to (i) the satisfaction and discharge of the Indenture under Section 4.01 of the Indenture or (ii) the exercise of the Legal Defeasance Option or the Covenant Defeasance Option under Section 4.02 of the Indenture (Sections 4.01 and 4.02);

               (15) the furnishing to the Note Trustee with (i) each Record Date with respect to each Series and (ii) the names and addresses of Noteholders during any period when the Note Trustee is not the Note Registrar (Section 7.01);

               (16) the preparation and, after execution by the Note Issuer, the filing with the Commission and the Note Trustee of the annual reports and of the information, documents and other reports required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and the transmission of such summaries, as necessary, to the Noteholders (Sections 3.07(h) and 7.03);

               (17) the notification of the Note Trustee if and when the Notes are listed on any stock exchange (Section 7.04);

               (18) the opening of one or more segregated trust accounts in the Note Trustee's name, the preparation of Issuer Orders, and the obtaining of Opinions of Counsel and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Collection Account (Sections
     8.02 and 8.03);

               (19) the preparation of Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral as defined in the Indenture (Sections 8.04 and 8.05);

               (20) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.01 and 9.02);

               (21) the preparation of new Notes conforming to any supplemental indenture (Section 9.06);

               (22) the notification of the Note Trustee of any redemption of the Notes (Section 10.01);

               (23) the preparation of all Officer's Certificates and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by the Note Issuer to the Note Trustee to take any action under the Indenture (Section 11.01(a));

               (24) the preparation and delivery of Officer's Certificates for the release of property from the lien of the Indenture (Section 11.01(b));

               (25) the notification of the Note Trustee of any notice received by it from the Noteholders (Section 11.04);

               (26) the preparation and delivery to Noteholders and the Note Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

               (27) the recording of the Indenture, if applicable, and the obtaining of an Opinion of Counsel in connection therewith (Section 11.15).

     (b)  The Administrator will:

               (1) pay the Note Trustee from time to time reasonable compensation for all services rendered by the Note Trustee in accordance with the Indenture; and

               (2) reimburse the Note Trustee upon its request for all reasonable out-of-pocket expenses incurred or made by the Note Trustee in accordance with the Indenture.

          SECTION 1.03.  Additional Duties.  (a) In addition to the duties of
                         -----------------
the Administrator set forth above, the

Administrator shall perform such calculations and shall prepare for execution by the Note Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Note Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Note Issuer shall take all appropriate action that it is the duty of the Note Issuer to take pursuant to the Related Agreements. Subject to Section 5.01 of this Agreement, and in accordance with the directions of the Note Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the
Note Issuer and are reasonably within the capability of the Administrator.

          (b) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the
                                                   --------  -------
terms of any such transactions or dealings shall be in accordance with any directions received from the Note Issuer and shall be, in the Administrator's reasonable opinion, no less favorable to the Note Issuer than would be available from unaffiliated parties.

          (c) It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, execute on behalf of the Note Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Note Issuer to prepare, file or deliver pursuant to the Related Agreements. In furtherance thereof, the Note Issuer shall execute and deliver to the Administrator, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Note
---------
Issuer for the purpose of executing on behalf of the Note Issuer all such documents, reports, filings, instruments, certificates and opinions.

          SECTION 1.04.  Non-Ministerial Matters.  (a)  With respect to matters
                         -----------------------
that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Note Issuer of the proposed action and the Note Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

               (1) the amendment of or any supplement to the Indenture;

               (2) the initiation of any claim or lawsuit by the Note Issuer and the compromise of any action, claim or lawsuit brought by or against the Note Issuer (other than in connection with the collection of the Receivables);

               (3) the amendment, change or modification of the Related Agreements;

               (4) the appointment of successor Note Registrars, successor Paying Agents and successor Note Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Note Trustee of its obligations under the Indenture; and

               (5)  the removal of the Note Trustee.

          (b) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not take any action that the
Note Issuer directs the Administrator not to take on its behalf.

                                   ARTICLE II
                                    Records
                                    -------
          SECTION 2.01.  Records.  The Administrator shall maintain appropriate
                         -------
books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Note Issuer and the Note Trustee at any time during normal business hours.

                                  ARTICLE III

                   Compensation and Reimbursement of Expense
                   -----------------------------------------

          SECTION 3.01.  Compensation.  As compensation for the performance of
                         ------------
the Administrator's obligations under this Agreement, the Administrator shall be entitled to $____________ per month.

          SECTION 3.02.  Reimbursement of Expense.  The Note Issuer shall
                         ------------------------
reimburse the Administrator for any of its liabilities and expenses, reasonably incurred, related to its performance hereunder or under any Related Document (including without limitation those expenses set forth in Section 1.02(b) of this Agreement), provided that such liabilities and expenses are not incurred as the result of the Administrator's negligence, bad faith, willful misconduct or fraud.

                                   ARTICLE IV
                             Additional Information
                             ----------------------

          SECTION 4.01.  Additional Information To Be Furnished to Note Issuer.
                         -----------------------------------------------------
The Administrator shall furnish to the Note Issuer from time to time such additional information regarding the Collateral as the Note Issuer shall reasonably request.

                                   ARTICLE V
                            Miscellaneous Provisions
                            ------------------------

          SECTION 5.01.  Independence of Administrator.  For all purposes of
                         -----------------------------
this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Note Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Note Issuer, the Administrator shall have no authority to act for or represent the Note Issuer in any way and shall not otherwise be deemed an agent of the Note Issuer.

          SECTION 5.02.  No Joint Venture.  Nothing contained in this Agreement
                         ----------------
shall (a) constitute the Administrator and the Note Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) be construed to impose any liability as such on any of them or (c) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          SECTION 5.03.  Other Activities of Administrator.  Nothing herein
                         ---------------------------------
shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Note Issuer.

          SECTION 5.04.  Term of Agreement; Resignation and Removal of
                         ---------------------------------------------
Administrator.  (a)  This Agreement shall continue in
-------------
force until the dissolution of the Note Issuer, upon which event this Agreement shall automatically terminate.

          (b) Subject to Sections 5.04(e) and 5.04(f), the Administrator may resign its duties hereunder by providing the Note Issuer with at least 60 days prior written notice.

          (c) Subject to Sections 5.04(e) and 5.04(f), the Note Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

          (d) Subject to Sections 5.04(e) and 5.04(f), at the sole option of the
Note Issuer, the Administrator may be removed immediately upon written notice of termination from the Note Issuer to the Administrator if any of the following events shall occur:

               (1) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Note Issuer);

               (2) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

               (3) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clause
(2) or (3) of this Section shall occur, it shall give written notice thereof to the Note Issuer and the Note Trustee within seven days after the happening of such event.

          (e) No resignation or removal of the Administrator pursuant to this
Section 5.04 shall be effective until (1) a successor Administrator shall have been appointed by the Note Issuer and (2) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

          (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

          SECTION 5.05.  Action upon Termination, Resignation or Removal.
                         -----------------------------------------------
Promptly upon the effective date of termination of this Agreement pursuant to
Section 5.04(a) or the resignation or removal of the Administrator pursuant to Sections 5.04(b) or 5.04(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal, to the extent permitted under Article III. The Administrator shall forthwith upon such termination pursuant to Section 5.04(a) deliver to the Note Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 5.04(b) or 5.04(c), respectively, the Administrator shall cooperate with the Note Issuer and take all reasonable steps requested to assist the Note Issuer in making an orderly transfer of the duties of the Administrator.

          SECTION 5.06.  Notices.  Any notice, report or other communication
                         -------
given hereunder shall be in writing and addressed as follows:

          (a)  if to the Note Issuer, to

               [ACRONYM OF UTILITY]
               Funding LLC
               ____________________
               ____________________
               ____________________
               ____________________

          (b)  if to the Administrator, to

               [NAME OF UTILITY]
               ____________________
               ____________________

          (c)  if to the Note Trustee, to

               [_________________]
               ____________________
               ____________________

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, telecopied or hand-delivered to the address of such party as provided above, except that notices to the Note Trustee are effective only upon receipt.

          SECTION 5.07.  Amendments.  This Agreement may be amended in writing
                         ----------
by the Administrator and the Note Issuer with the written consent of the Note Trustee, but without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced
                    --------  -------
by an Officer's Certificate delivered to the Note Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          This Agreement may also be amended in writing from time to time by the Administrator and the Note Issuer with the written consent of the Note Trustee and the written consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of all Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment
                                       --------  -------
shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, FTA Collections or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes.

          Promptly after the execution of any such amendment and the requisite consents, the Administrator shall furnish written notification of the substance of such amendment to the Note Trustee and each of the Rating Agencies.

          It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to its consent to any amendment to this Agreement, the Note Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement. The Note Trustee may, but shall not be obligated to, enter into any such amendment which affects the Note Trustee's own rights, duties or immunities under this Agreement or otherwise.

          SECTION 5.08.  Successors and Assigns.  This Agreement may not be
                         ----------------------
assigned by the Administrator unless such assignment is previously consented to in writing by the Note Issuer and the Note Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Note Issuer and the Note Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Note Issuer and the Note Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder and the Rating Agency Condition is satisfied. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          SECTION 5.09.  Limitations on Rights of Others.  The provisions of
                         -------------------------------
this Agreement are solely for the benefit of the Administrator, the Note Issuer, the Trust, the Note Trustee, the Certificate Trustee, the Noteholders and the Certificateholders and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 5.10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 5.11.  Headings.  The section headings hereof have been
                         --------
inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          SECTION 5.12.  Counterparts.  This Agreement may be executed in
                         ------------
counterparts, each of which when so executed shall together constitute but one and the same agreement.

          SECTION 5.13.  Severability.  Any provision of this Agreement that is
                         ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 5.14.  Nonpetition Covenants.  Notwithstanding any prior
                         ---------------------
termination of this Agreement or the Indenture, but subject to the CPUC's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Transition Property pursuant to Section 843(e) and (g) of the PU Code, the Administrator shall not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Note Issuer, acquiesce, petition or otherwise invoke or cause the Note Issuer or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or the Trust or any substantial part of the property or the Note Issuer or the Trust, or ordering the winding up or liquidation of the affairs of the Note Issuer or the Trust.

          SECTION 5.15.  Limitation of Liability of Note Trustee.
                         ---------------------------------------
Notwithstanding anything contained herein to the contrary, this Agreement has
been accepted by [               ] not in its individual capacity but solely as
Note Trustee and in no event shall [               ] have any liability for the
representations, warranties, covenants, agreements or other obligations of the
Note Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Note Issuer.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              [ACRONYM OF UTILITY] Funding LLC


                              By: _________________________
                                   Name:
                                   Title:



                              [NAME OF UTILITY], as Administrator,


                              By: ________________________
                                   Name:
                                   Title:


Acknowledged and Accepted:

[                    ] not in its
individual capacity but solely as
Note Trustee,



By: __________________________
    Name:
    Title:

                                                                       EXHIBIT A
                                                     [Form of Power of Attorney]


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that [ACRONYM OF UTILITY] Funding LLC, a Delaware limited liability company (the "Note Issuer"), does hereby make, constitute and appoint [NAME OF UTILITY], as Administrator under the Administrative Services Agreement (the "Administration Agreement"), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Note Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Note Issuer to prepare, file or deliver pursuant to the Related Documents (as defined in the Administration Agreement).

          EXECUTED this [___] day of ____________ 1997.

                                 [ACRONYM OF UTILITY] Funding LLC


                                 By: _______________________
                                     Name:
                                     Title:


          The above was subscribed and sworn to before me this ___ day of ___________________, 1997.


[Seal]

                                 _______________________________
                                 Notary Signature


          My commission expires:  _____________________________

                                   EXHIBIT E

                      Declaration and Agreement of Trust

                      DECLARATION AND AGREEMENT OF TRUST


     DECLARATION AND AGREEMENT OF TRUST (the "Trust Agreement"), dated as of ______________________, 1997, between California Infrastructure and Economic Development Bank, a public body established within the state government of the State of California (the "Originator") and Bankers Trust (Delaware), a Delaware banking corporation, as trustee (the "Trustee"). The Originator and the Trustee hereby agree as follows:

     1.   Creation of Trust.
          -----------------

          a. The trust created hereby shall be known as the "California Infrastructure and Economic Development Bank Special Purpose Trust [Acronym of Utility-1]" (the "Trust"), in which name the Trustee may conduct the business of the Trust, make and execute contracts, and sue and be sued. The Originator hereby finds and determines, and hereby represents and warrants, that the Trust constitutes a "special purpose trust" under Section 63010 of the California Government Code and a "financing entity" under Section 840 of the California Public Utilities Code, and that the Trust is being established to issue "rate reduction bonds" under Section 840 of the California Public Utilities Code.

          b. The Originator hereby assigns, transfers, conveys and sets over to the Trustee the sum of $1. The Trustee hereby acknowledges receipt of such amount in trust from the Originator, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Originator. It is the intention of the parties hereto that the Trust created hereby constitute a not-for-profit business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S) 3801 et seq. and that this document constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached as Exhibit A hereto.

          c. The Originator and the Trustee will enter into an amended and restated Declaration and Agreement of Trust, satisfactory to each such party, to provide more fully for the contemplated purpose and operation of the Trust created hereby. Prior to the execution and delivery of such amended and restated Declaration and Agreement of Trust, (a) the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law, and (b) the Originator on behalf of the Trust may execute an underwriting contract and related documents on behalf of the Trust in order to provide for the offer and sale of the "rate reduction bonds" to be issued by the Trust.

     2.   Concerning the Trustee.
          ----------------------

          a. Except as otherwise expressly required by Section 1 of this Trust Agreement, unless specifically authorized in writing by the Originator and consented to by the Trustee, the Trustee shall not have any duty or obligation with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the Trust's beneficiaries. The Trustee shall not be liable for the acts or omissions of the Originator or any Authorized Officer thereof (as hereinafter defined) and shall owe no other fiduciary duties to the Trust or its beneficiaries other than as expressly provided for in this Section 2.

          b. The Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Trust Agreement. The Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

               i. The Trustee shall not be personally liable for any error of judgment made in good faith;

               ii. No provision of this Trust Agreement shall require the Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               iii. Under no circumstance shall the Trustee be personally liable for any indebtedness of the Trust; and

               iv. The Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Originator.

          c. The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the Chair or the Executive Director of the Originator (the "Authorized Officer"), as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          d. In the exercise or administration of the trusts hereunder, the Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care; and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

          e. Except as expressly provided in this Section 2, in accepting and performing the trusts hereby created the Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the Trust's property for payment or satisfaction thereof.

     3.   Indemnification.  The Originator shall indemnify, defend and hold
          ---------------
harmless the Trust and the Trustee and any of the officers, directors, employees and agents of the Trust and the Trustee (the "Indemnified Persons") from and against any and all costs, expenses, disbursements (including the reasonable fees and expenses of counsel), losses, claims, taxes, damages and liabilities of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Originator shall not indemnify any Indemnified Person for any costs, expenses, disbursements, losses, claims, taxes, damages or liabilities which are a result of the willful misconduct, bad faith or gross negligence of such Indemnified Person.

     4.   Counterparts.  This Trust Agreement may be executed in one or more
          ------------
counterparts.

     5.   Resignation.  The Trustee may resign upon thirty days prior written
          -----------
notice to the Originator.

     6.   Governing Law.  This Trust Agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that matters regarding the authority of the Originator and the validity of actions taken by the Originator hereunder shall be governed by the laws of the State California.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                       BANKERS TRUST (DELAWARE),     as Trustee


                                       By:  ____________________________________
                                            M. Lisa Wilkins
                                            Assistant Secretary


                                       CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                                       DEVELOPMENT BANK, as Originator


                                       By:  ____________________________________
                                            Christopher S. Holben
                                            Chairperson

                                                                       EXHIBIT A

                        [FORM OF CERTIFICATE OF TRUST]

                            CERTIFICATE OF TRUST OF
            CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
                             SPECIAL PURPOSE TRUST
                            [Acronym of Utility-1]


     THIS Certificate of Trust (the "Trust"), dated ____________, 1997, is being duly executed and filed by Bankers Trust (Delaware), a Delaware banking corporation, as trustee, to form a not-for-profit business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

     1.   Name.  The name of the business trust formed hereby is the "California
          ----
Infrastructure and Economic Development Bank Special Purpose Trust [Acronym of Utility-1]."

     2.   Delaware Trustee.  The name and business address of the trustee of the
          ----------------
Trust in the State of Delaware is Bankers Trust (Delaware), E. A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266, Attention: Corporate Trustee Administration.

     3.   Effective Date.  This Certificate of Trust shall be effective as of
          --------------
the date filed.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.



                                  BANKERS TRUST (DELAWARE),
                                  as Trustee


                                  By:  _________________________________________
                                       M. Lisa Wilkins
                                       Assistant Secretary

                                   EXHIBIT I

                           Notification Registration

                                                       FILE NO.
                                                                ----------------
                                                       VAL. NO.
                                                                ----------------
                                                       AMT.      DATE
                                                           -----      ----------
                                                       FOR OFFICE USE ONLY

                               STATE OF FLORIDA
                       DEPARTMENT OF BANKING AND FINANCE
                DIVISION OF SECURITIES AND INVESTOR PROTECTION
                             TALLAHASSEE, FLORIDA

NOTIFICATION REGISTRATION - SECTION 517.082, FLORIDA STATUTES

(Notification may be made by the issuer, by a registered dealer, by any person on whose behalf the offering is to be made, or by a duly authorized agent of such person.)

NOTE: The general information required on this form must be supplied by every notifier. A fee of $1,000 shall accompany every application for registration. Checks should be payable to: Robert F. Milligan, Comptroller.

NOTICE:    THIS FORM IS TO BE USED ONLY WHERE A REGISTRATION STATEMENT COVERING
------
THE SECURITIES AND OFFERING DESCRIBED HEREIN HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THERE IS NO PROHIBITION FROM THE REGISTRATION UNDER
SECTION 517.082(3), FLORIDA STATUTES

PART I.    GENERAL INFORMATION
-------    -------------------

Item 1.    Name and Address of the issuer and principal office.

           CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST SCE-1
           C/O SCE FUNDING LLC (AS DEPOSITOR OF THE TRUST)
           2244 WALNUT GROVE AVENUE, ROOM 180
           ROSEMEAD, CA 91770

Federal Employer Identification (FEID) Number: 95-4640661
                                              -----------

Item 2. Name, Address and Telephone Number of correspondent to whom notice and communications regarding this notification may be sent.

                           G. DOUGLAS JOHNSON, ESQ.
Cravath, Swaine & Moore, Worldwide Plaza, 825 8th Avenue NY, NY 10019

Item 3.    Name and Address of Notifier.

           CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST SCE-1
           C/O SCE FUNDING LLC (AS DEPOSITOR OF THE TRUST)
           2244 WALNUT GROVE AVENUE, ROOM 180
           ROSEMEAD, CA 94105

Item 4.    Issuer organized under the laws of DELAWARE   DATE June 27, 1997
                                                              -------------

Item 5. Notification Registration under Section 517.082, Florida Statutes, is made for the securities to be effectively registered under

                     SEC Reg. No.  _______________________

PART II.  NOTIFIER SHALL FURNISH THE FOLLOWING EXHIBITS. EXHIBITS MAY NOT BE
          ------------------------------------------------------------------
INCORPORATED BY REFERENCE
-------------------------

Exhibit 1. One copy of Initial Registration Statement filed with the Securities and Exchange Commission unless effective with the SEC upon filing with the Department.

Exhibit 2. Issuer's Consent to Service of Process and Corporate Resolution to be executed upon Division of Securities and Investor Protection forms or appropriate Securities and Exchange Commission forms.

Exhibit 3.  One copy of the Final Pricing Amendment/Prospectus.

**For renewal purposes: an issuer need not submit Exhibit 1. A copy of the current prospectus may be submitted for Exhibit 3.

PART III.   THROUGH EXECUTION OF THIS APPLICATION, NOTIFIER HEREBY AGREES THAT
            ------------------------------------------------------------------
            IT WILL:
            --------

1.          Furnish any other information requested by the Department.

2. Notify the Department by telegraphic notice effective registration with SEC within 10 business days of such registration unless
                     ------
            effective with the SEC upon filing with the Department.

3.          Furnish all documents with 60 days of such registration.

4. Make all sales in Florida through the Issuer lawfully registered with the Department as a Dealer or through any other dealer lawfully registered with the Department.

Signed this 29th day of September, 1997
            ----        ---------                  SCE FUNDING LLC
                                                   (As Depositor of the Trust)
                                                   ---------------------------
                                                        Name of Notifier

                                      By:    /s/ ^^
                                          ------------------------------------
                                             SIGNATURE, PRINTED NAME AND
                                           OFFICIAL CAPACITY OF PERSON
                                               SIGNING FOR NOTIFIER

STATE OF CALIFORNIA     )                 George T. Tabata,
                        ) SS.             Assistant Treasurer and
COUNTY OF LOS ANGELES   )                 Assistant Secretary

   George T. Tabata                      being duly sworn, deposes and says that
----------------------------------------
he signed the foregoing notification as       *      (Official Capacity) of the
                                        ------------
above-named notifier having full authority to sign such notification and has examined the exhibits required to be submitted with such notification and that the information contained therein is true; and that no material fact in answer to the several questions has been omitted.
                                                      [       SEAL             ]

Subscribed and Sworn to before me this
29th day of September, 1997.
----        ---------

*Assistant Treasurer and                       /s/ Araceli C. Sunio
 Assistant Secretary                           ---------------------
                                               NOTARY PUBLIC (Notarial Seal)

      My Commission expires:   7/24/2001
                               ---------

                                               *___________Corporation does not
                                               have a seal

-------------------------------------------------------------
 NOTE: THE REGISTRATION PURSUANT TO SECTION 517.082, FLORIDA STATUTES IS SUBJECT TO RECEIPT OF ALL DOCUMENTS AS REQUIRED

     ALL OFFERS AND SALES IN FLORIDA MUST BE MADE BY THE ISSUER AS A REGISTERED
                 FLORIDA DEALER OR OTHER REGISTERED FLORIDA DEALERS

Florida Notification Registration
George T. Tabata
SCE Funding LLC
Asst. Treasurer/Asst. Secretary




                             [Seal]

                                UNIFORM FORM OF

                                  RESOLUTION

                                      OF

                               SCE FUNDING, LLC


        RESOLVED, that it is desirable and in the best interest of the Company that the Securities be qualified or registered for sale in various jurisdictions; that the officers of the Company, or any one of them, be hereby authorized to determine the jurisdictions in which appropriate action shall be taken to qualify or register for sale all or such part of the Securities as such officers may deem advisable; that such officers be hereby authorized to perform on behalf of the Company any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such jurisdictions, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and that the execution by such officers of any such papers or documents or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the papers and documents so executed and the action so taken.


                                  CERTIFICATE

        The undersigned herby certifies that he is the Assistant Secretary of SCE Funding, LLC, a limited liability company organized and existing under the laws of the State of Delaware; that the foregoing is a true and correct copy of a resolution duly adopted by written consent of the Sole Member of the limited liability company, as of June 27, 1997; that the passage of said resolution was in all respects legal; and that said resolution is in full force and effect.

        Dated this 29th day of September, 1997
                   ----        ---------

                                              /s/ George T. Tabata
                                              -----------------------
                                              George T. Tabata,
                                              Assistant Secretary

                                   FORM U-2

                              UNIFORM CONSENT TO
                              SERVICE OF PROCESS


KNOW ALL MEN BY THESE PRESENTS:

              That the undersigned SCE Funding, LLC (a limited liability company duly organized under the laws of the state of Delaware), for purposes of complying with the laws of the States indicated hereunder relating to either the registration or sale of securities, hereby irrevocably appoints the officers of the States so designated hereunder and their successors in such offices its attorney in those States so designated upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of, or in connection with, the sale of securities or out of violation of the aforesaid laws of the States so designated; and the undersigned does hereby consent that any such action or proceeding against it may be commenced in any court of competent jurisdiction and proper venue within the States so designated hereunder by service of process upon the officers so designated with the same effect as if the undersigned was organized or created under the laws of that State and have been served lawfully with process in that State.

It is requested that a copy of any notice, process or pleading served hereunder be mailed to:


                              Kenneth S. Stewart
                              SCE Funding, LLC
                              2244 Walnut Grove Avenue, Room 180
                              Rosemead, California 91770

Place an "X" before the name of all the States for which the person executing this form is appointing the designated Officer or that State as its attorney in that State for receipt of service of process:



     ALABAMA                       Secretary of State
     ALASKA                        Administrator of the Division of Banking and
                                   Corporations, Department of Commerce and
                                   Economic Development
     ARIZONA                       The Corporation Commission
     ARKANSAS                      The Securities Commissioner

     CALIFORNIA                    Commissioner of Corporations
     COLORADO                      Securities Commissioner
     CONNECTICUT                   Banking Commissioner of Department of Banking
     DELAWARE                      Securities Commissioner
     DISTRICT OF COLUMBIA
  X  FLORIDA                       Comptroller
     GEORGIA                       Commissioner of Securities
     GUAM                          Administrator, Department of Finance
     HAWAII                        Commissioner of Securities
     IDAHO                         Director, Department of Finance
     ILLINOIS                      Secretary of State
     INDIANA                       Secretary of State
     IOWA                          Commissioner of Insurance
     KANSAS                        Secretary of State
     KENTUCKY                      Director, Division of Securities of Department of Financial Institutions
     LOUISIANA                     Commissioner of Securities
     MAINE                         Administrator, Securities Division
     MARYLAND                      Securities Commissioner
     MASSACHUSETTS                 Security of Commonwealth
     MICHIGAN                      Administrator, Corporation and Securities Bureau, Department of Commerce
     MINNESOTA                     Commissioner of Commerce
     MISSISSIPPI                   Secretary of State
     MISSOURI                      Commissioner of Securities
     MONTANA                       State Auditor and Commissioner of Securities
     NEBRASKA                      Director of Banking and Finance
     NEVADA                        Secretary of State
     NEW HAMPSHIRE                 Secretary of State

     NEW JERSEY                    Chief, Securities Bureau
     NEW MEXICO                    Director, Securities Division
     NEW YORK                      Secretary of State
     NORTH CAROLINA                Secretary of State
     NORTH DAKOTA                  Securities Commissioner
     OHIO                          Secretary of State
     OKLAHOMA                      Securities Administrator Division
     OREGON                        Director, Department of Insurance and Finance
     PENNSYLVANIA                  Not required
     PUERTO RICO                   Commissioner of Financial Institutions
     RHODE ISLAND                  Director of Business Regulations
     SOUTH CAROLINA                Secretary of State
     SOUTH DAKOTA                  Director of the Division of Securities
     TENNESSEE                     Commissioner of Insurance
     TEXAS                         Securities Commissioner
     UTAH                          Director, Division of Securities
     VERMONT                       Commissioner of Banking, Insurance and
                                   Securities
     VIRGINIA                      Clerk, State Corporation Commission
     WASHINGTON                    Director of Licensing
     WEST VIRGINIA                 Commissioner of Securities
     WISCONSIN                     Commissioner of Securities
     WYOMING                       Secretary of State


Dated this 29th day of September, 1997
           ----        ---------
                                       SCE FUNDING, LLC

                                       BY: /s/ GEORGE T. TABATA
                                          -------------------------
                                          George T. Tabata
                                          Assistant Treasurer and Assistant
                                          Secretary



                              ACKNOWLEDGMENT

State of California           )
                              ) ss.
County of Los Angeles         )

     On this 29th day of September, 1997, before me, Araceli Sunio, the
             ----        ---------
undersigned officer, personally appeared George T. Tabata known personally to me to be the Assistant Treasurer and Assistant Secretary of the above named limited liability company and acknowledged that he, as an officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as an officer.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                                       /s/ ARACELI C. SUNIO
                                       ---------------------------
                                       Notary Public

[SEAL]                                 My commission Expires: 7/24/2001
                                                             ------------

                                   EXHIBIT M

                       List of Transaction Participants

                                   EXHIBIT M

                        LIST OF TRANSACTION PARTICIPANTS



   State of California
   -------------------

   California Infrastructure and Economic Development Bank
   801 K Street, Suite 1700
   Sacramento, CA  95814

   California State Treasurer
   915 Capitol Mall, Room 110
   Sacramento, CA  95814

   Southern California Edison Company
   ----------------------------------

   2244 Walnut Grove Avenue
   Rosemead, CA  91770
   (626)302-1212

   Legal Counsel
   -------------

   Brown & Wood LLP
   555 California Street, 50th Floor
   San Francisco, CA  94104
   (415) 772-1200

   Cravath Swaine & Moore
   Worldwide Plaza
   825 8th Avenue
   New York, NY  10019-7475
   (212) 474-1000

   Latham & Watkins
   633 W. Fifth Street, Suite 4000
   Los Angeles, CA  90071
   (213) 485-1234

   Munger Tolles & Olson
   355 S. Grand Avenue, 35th Floor
   Los Angeles, CA  90071
   (213) 683-9100

   Richards, Layton & Finger
   One Rodney Square
   Wilmington, DE  19899
   (302) 658-6541

   Seward & Kissel
   1 Battery Park Plaza, 21st Floor
   New York, NY  10004

   Underwriters, Co-Managers and Advisors
   --------------------------------------

   Salomon Brothers Inc
   7 World Trade Center
   New York, NY  10048
   (212) 783-7000

   Lehman Brothers
   Three World Financial Center
   200 Vesey Street
   New York, NY 10285
   (212) 526-7000

   Chase Securities Inc.
   270 Park Avenue, 7th Floor
   New York, NY  10017
   (212) 270-6000

   Goldman Sachs & Co.
   85 Broad Street
   New York, NY  10004
   (212) 902-1000

   Painewebber Incorporated
   1285 Avenue of the Americas
   New York, NY  10019

   Artemis Capital Group
   505 Montgomery Street, Suite 820
   San Francisco, CA  94111
   (415) 982-5804

   Blaylock & Partners, L.P.
   609 Fifth Avenue, 12th Floor
   New York, NY  10017
   (800) 586-5515

   Utendahl Capital Partners, L.P.
   30 Broad Street, 31st Floor
   New York, NY  10004

   Metropolitan West Securities
   915 L Street, Suite 1105
   Sacramento, CA 95814
   (916) 441-6200

   Public Resource Advisory Group
   3550 Wilshire Blvd., Suite 1630
   Los Angeles, CA 90010
   (213) 380-9344

   Trustee (Delaware, Certificate and Note)
   ----------------------------------------

   Bankers Trust Company
   Four Albany Street, 10th Floor
   New York, NY  10006

   Rating Agencies
   ---------------

   Duff & Phelps Credit Rating Company
   17 State Street, 12th Floor
   New York, NY  10004
   (212) 908-0200

   Fitch Investor Services
   One State Street Plaza
   New York, NY 10004
   (212) 908-0500

   Moody's Investors Service
   99 Church Street
   New York, NY 10007
   (212) 553-0300

   Standard & Poor's Rating Services
   25 Broadway
   20th Floor
   New York, NY 10004
   (212) 208-1723

                                   EXHIBIT N

                               FINANCING SCHEDULE



Subject to market conditions and unforeseen contingencies that could affect the timing of the activities listed below, Edison expects to issue the RRBs by the end of December 1997. The following is a list of activities leading to the issuance of the RRBs pursuant to this schedule:

 .      Respond to SEC comments on Registration Statement as required
 .      Receive preliminary ratings
 .      Registration Statement declared effective
 .      Bank approval of  issuance resolution
 .      Investor roadshow
 .      Pre-pricing
 .      Price transaction
 .      File Issuance Advice Letter with CPUC
 .      Receive final ratings
 .      Pre-closing (final documents)
 .      Closing

                                    EXHIBIT O

                               BOND SIZING MODEL

                                                 PRELIMINARY - SUBJECT TO CHANGE

  RATE REDUCTION BONDS -- SIZING CALCULATIONS
  INPUT PAGE
  ($ in millions)

Target revenue reduction, 1/1/1998 - 3/31/2002:
----------------------------------------------
                                                           1998      1999     2000    2001      2002
                                                           ----      ----     ----    ----      ----
     Revenue reduction for 10% rate reduction              $351      $351     $351    $351       $90
     Total revenue reduction                             $1,494

                                                            3/31/98  6/30/98  9/30/98 12/31/98  3/31/99  6/30/99  9/30/99  12/31/99
                                                           -------------------------------------------------------------------------
     Quarterly revenue reduction                              $88      $88      $88      $88      $88      $88      $88       $88
     Total revenue reduction                               $1,494

Transition Costs amortization without debt financing:
----------------------------------------------------

     Amortization period                                        4  years          1  quarter(s)
     Number of amortization periods                            17  quarters

     Pre-tax return on Transition Costs                      9.86%

     Franchise fees & uncollectibles                       1.1217%

Transition Costs amortization with debt financing:
-------------------------------------------------

     Amortization period                                       10  years          0  quarters
     Number of amortization periods                            40  quarters

                                                             Annual          Quarterly
                                                             ------          ---------
     Interest (percent of outstanding principal)             6.50%             1.63%

     Refundable ongoing costs (percent of original
      principal)                                             1.50%             0.38%
     Nonrefundable ongoing costs                             $.14              $.04

     Annual authorized pre-tax rate of return               13.55%

    Overcollateralization Percentage                         0.50%(percentage of original principal)

   Overcollateralization Amount                               $12

     Bond issuance expenses                                 $21.5

Transition Costs Financed:
-------------------------                                                Associated
                                                             Direct             Tax
                                                  Transitional cost       Component
                                                  ---------------------------------
     Transition Cost financed                               1,450      -        989
                                                  ---------------------------------

     Total principal amount of Transition Cost financed     2,439


                                                     3/31/00  6/30/00  9/30/00 12/31/00  3/31/01  6/30/01  9/30/01 12/31/01  3/31/02
                                                     -------------------------------------------------------------------------------
     Quarterly revenue reduction                         $88      $88      $88      $88      $88      $88      $88      $88      $90
     Total revenue reduction

                                                 PRELIMINARY - SUBJECT TO CHANGE

RATE REDUCTION BONDS -- SIZING CALCULATIONS
17-QUARTER ASSET-AMORTIZATION CASE
($ in millions)

Assumptions: 17-quarter asset amortization
-----------
             9.86 % pre-tax carrying cost


Transition Cost Balances                        12/31/97 3/31/98 6/30/98 9/30/98 12/31/98 3/31/99 6/30/99 9/30/99 12/31/99
------------------------                        --------------------------------------------------------------------------

EOY Transition Cost Asset Balance               1,450       -       -       -     1,109       -       -       -      768
Annual Transition Cost Asset Depreciation                   -       -       -       341       -       -       -      341
Average Transition Cost Asset Balance                       -       -       -     1,279       -       -       -      938
Annual Pre-tax Return on Average Balance                    -       -       -       126       -       -       -       93

Taxes:
------

EOY Tax Balance                                   989       -       -       -       757       -       -       -      524
Annual Tax Amortization                                     -       -       -       233       -       -       -      233


Quarterly Revenue Requirement,
-------------------------------
17-quarter Amortization
-----------------------

Transition Cost Asset Depreciation (ln 5 + 4)              85      85      85        85      85      85      85       85
Pre-tax Return on Average Transition Cost
Balance (ln 7 + 4)                                         32      32      32        32      23      23      23       23
Tax Component (ln 13 + 4)                                  58      58      58        58      58      58      58       58
                                                -----------------------------------------------------------------  ------
Subtotal (ln 18 + ln 19 + ln 20)                          175     175     175       175     167     167     167      167
Franchise Fees & Uncollectibles                             2       2       2         2       2       2       2        2
                                                 ================================================================  ======
Total Revenue Requirement,
1/1/1998 - 3/31/2002                                      177     177     177       177     169     169     169      169


RATE REDUCTION BONDS -- SIZING CALCULATIONS
17-QUARTER ASSET-AMORTIZATION CASE
($ in millions)

Assumptions: 17-quarter asset amortization
-----------
             9.86 % pre-tax carrying cost


Transition Cost Balances                        3/31/00  6/30/00 9/30/00 12/31/00 3/31/01 6/30/01 9/30/01 12/31/01 3/31/02
------------------------                        ---------------------------------------------------------------------------

EOY Transition Cost Asset Balance                   -       -       -     426         -       -       -      85        0
Annual Transition Cost Asset Depreciation           -       -       -     341         -       -       -     341       85
Average Transition Cost Asset Balance               -       -       -     597         -       -       -     256       43
Annual Pre-tax Return on Average Balance            -       -       -      59         -       -       -      25        4

Taxes:
------

EOY Tax Balance                                     -       -       -     291         -       -       -      58       (0)
Annual Tax Amortization                             -       -       -     233         -       -       -     233       58


Quarterly Revenue Requirement,
-------------------------------
17-quarter Amortization
-----------------------

Transition Cost Asset Depreciation (ln 5 + 4)      85      85      85      85        85      85      85      85       85
Pre-tax Return on Average Transition Cost
Balance (ln 7 + 4)                                 15      15      15      15         6       6       6       6        4
Tax Component (ln 13 + 4)                          58      58      58      58        58      58      58      58       58
                                                -------------------------------------------------------------------------
Subtotal (ln 18 + ln 19 + ln 20)                  158     158     158     158       150     150     150     150      148
Franchise Fees & Uncollectibles                     2       2       2       2         2       2       2       2        2
                                                =========================================================================
Total Revenue Requirement,
1/1/1998 - 3/31/2002                              160     160     160     160       151     151     151     151      149
                                                =========================================================================

                                                 PRELIMINARY - SUBJECT TO CHANGE

RATE REDUCTION BONDS -- SIZING CALCULATIONS
BOND ISSUANCE CASE
($ in millions)

 Assumptions:   10-year amortization         6.5 % pre-tax carrying cost                        $2461 MM principal issued




                                           12/31/97   3/31/98   6/30/98   9/30/98   12/31/98   3/31/99   6/30/99  9/30/99  12/31/99
                                        ------------------------------------------------------------------------------------------
Debt Service
------------

Principal Payment                                         62        62       62        62        62         62        62       62
Interest Payment                                          40        39       38        37        36         35        34       33
Refundable Ongoing Costs Credit                            9         9        9         9         8          8         8        8
Nonrefundable Ongoing Costs                                0         0        0         0         0          0         0        0
Overcollateralization                                    0.3       0.3      0.3       0.3       0.3        0.3       0.3      0.3
                                                        -------------------------------------------------------------------------
Quarterly Total Debt Service                             111       110      109       107       106        105       104      102
                                                        =========================================================================
Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Onoing Costs Credit                  (9)       (9)      (9)       (9)       (8)        (8)       (8)      (8)
Overcollateralization Refund

Financed Tax Component Carrying Cost Credit
-------------------------------------------

EOQ Balance of Financed Tax Component            989     965       940      915       890       866        841       816      792
Financed Tax Component Amortization
(reduce per ln 4)                                         25        25       25        25        25         25        25       25
Average Balance of Financed Tax Component                  -         -       -        940         -         -          -       841
Rate of Return Applied to Financed Tax
  Component                                                -         -       -       9.86%        -         -          -      9.86%
Annual Carrying Cost Credit on Financed
  Tax Component                                            -         -       -        (93)        -         -          -       (83)
Quarterly Carrying Cost Credit on Financed
  Tax Component                                          (23)      (23)      -        (23)      (21)      (21)       (21)      (21)

Quarterly Revenue Requirement on Rate
  Reduction Bonds
-------------------------------------

Principal Payment (ln 4)                                  62        62       62        62        62         62        62       62
Interest Payment (ln 5)                                   40        39       38        37        36         35        34       33
Total Ongoing Costs (ln 6 + ln 7)                          9         9        9         9         8          8         8        8
Refundable Ongoing Costs Credit (ln 12)                   (9)       (9)      (9)       (9)       (8)        (8)       (8)      (8)
Total Overcollateralization (ln 8 + ln 14)                 0         0        0         0         0          0         0        0
Carrying Cost Credit on Financed Tax Component (ln 15)   (23)      (23)     (23)      (23)      (21)       (21)      (21)     (21)
                                                        -------------------------------------------------------------------------
Subtotal (sum of ln 19 through ln 23)                     79        78       77        76        77         76        75       74
Franchise Fees & Uncollectibles                            1         1        1         1         1          1         1        1
                                                        -------------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07            80        79       78        77        78         77        76       75
                                                        =========================================================================



                                                       3/31/00   6/30/00   9/30/00   12/31/00  2/31/00  6/30/01  9/30/01  12/31/01
------------------------------------------------------------------------------------------------------------------------------------
Debt Service

Principal Payment                                         62        62       62        62        62         62        62       62
Interest Payment                                          32        31       30        29        28         27        26       25
Refundable Ongoing Costs Credit                            7         7        7         7         6          6         6        6
Nonrefundable Ongoing Costs                                0         0        0         0         0          0         0        0

Overcollateralization                                    0.3       0.3      0.3       0.3       0.3        0.3       0.3      0.3
                                                        -------------------------------------------------------------------------
Quarterly Total Debt Service                             101       100       99        98        96         95        94       93
                                                        =========================================================================

Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Onoing Costs Credit                  (7)       (7)      (7)       (7)       (6)        (6)       (6)      (6)
Overcollateralization Refund
Financed Tax Component Carrying Cost Credit
------------------------------------------

EOQ Balance of Financed Tax Component                    767       742      717       693       668        643       618      594
Financed Tax Component Amortization (reduce per ln 4)     25        25       25        25        25         25        25       25
Average Balance of Financed Tax Component                  -         -        -       742         -          -         -      643
Rate of Return Applied to Financed Tax Component           -         -        -      9.86%        -          -         -     9.86%
Annual Carrying Cost Credit on Financed Tax Component      -         -        -       (73)        -          -         -      (63)
Quarterly Carrying Cost Credit on Financed Tax           (18)      (18)     (18)      (18)      (16)       (16)      (16)     (16)
Component

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------

Principal Payment (ln 4)                                  62        62       62        62        62         62        62       62
Interest Payment (ln 5)                                   32        31       30        29        28         27        26       25
Total Ongoing Costs (ln 6 + ln 7)                          7         7        7         7         6          6         6        6
Refundable Ongoing Costs Credit (ln 12)                   (7)       (7)      (7)       (7)       (6)        (6)       (6)      (6)
Total Overcollateralization (ln 8 + ln 14)                 0         0        0         0         0          0         0        0
Carrying Cost Credit on Financed Tax Component (ln 15)   (18)      (18)     (18)      (16)      (16)       (16)      (16)     (14)
                                                        -------------------------------------------------------------------------
Subtotal (sum of ln 19 through ln 23)                     76        75       74        73        74         73        72       71
Franchise Fees & Uncollectibles                            1         1        1         1         1          1         1        1
                                                        -------------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07            76        75       74        73        75         74        73       72
                                                        =========================================================================

                                                 PRELIMINARY - SUBJECT TO CHANGE

   RATE REDUCTION BONDS -- SIZING CALCULATIONS
   BOND ISSUANCE CASE
   ($ in millions)

   Assumptions: 10-year amortization    6.5 % pre-tax carrying cost    $2461 MM
   ------------
   principal issued

                                                         3/31/02  6/30/02  9/30/02  21/31/02  3/31/03  6/30/03  9/30/03  12/31/03
                                                         ------------------------------------------------------------------------
Debt Service
------------

Principal Payment                                            62       62       62        62       62       62       62        62
Interest Payment                                             24       20       22        21       20       19       18        17
Refundable Ongoing Costs Credit                               6        5        5         5        5        4        4         4
Nonrefundable Ongoing Costs                                   0        0        0         0        0        0        0         0
Overcollateralization                                       0.3      0.3      0.3       0.3      0.3      0.3      0.3       0.3
                                                         ------------------------------------------------------------------------
Quarterly Total Debt Service                                 91       90       89        88       86       85       84        83
                                                         ========================================================================

Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Onoing Costs Credit                     (6)      (5)      (5)       (5)      (5)      (4)      (4)       (4)
Overcollateralization Refund

Financed Tax Component Carrying Cost Credit
-------------------------------------------

EOQ Balance of Financed Tax Component                       569      544      519       495      470      445      420       396
Financed Tax Component Amortization (reduce per ln 4)        25       25       25        25       25       25       25        25
Average Balance of Financed Tax Component                   581      -        -         532      -        -        -         445
Rate of Return Applied to Financed Tax Component           9.86%     -        -       13.55%     -        -        -       13.55%
Annual Carrying Cost Credit on Financed Tax Component       (14)     -        -         (54)     -        -        -         (60)
Quarterly Carrying Cost Credit on Financed Tax Component    (14)    (18)      (18)      (18)     (15)     (15)     (15)      (15)

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------

Principal Payment (ln 4)                                     62       62       62        62       62       62       62        62
Interest Payment (ln 5)                                      24       23       22        21       20       19       18        17
Total Ongoing Costs (ln 6 + ln 7)                             6        5        5         5        5        4        4         4
Refundable Ongoing Costs Credit (ln 12)                      (6)      (5)      (5)       (5)      (5)      (4)      (4)       (4)
Total Overcollateralization (ln 8 + ln 14)                    0        0        0         0        0        0        0         0
Carrying Cost Credit on Financed Tax Component (ln 15)      (14)     (18)     (18)      (18)     (15)     (15)     (15)      (15)
                                                         ------------------------------------------------------------------------
Sbtotal (sum of ln 19 through ln 23)                         72       67       66        65       67       66       65        64
Franchise Fees & Uncollectibles                               1        1        1         1        1        1        1         1
                                                         ------------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07               72       68       67        66      68        67       66        65
                                                         ========================================================================

                                                         3/31/04  6/30/04  9/30/04  21/31/04  3/31/05  6/30/05  9/30/05  12/31/05
                                                         ------------------------------------------------------------------------
Debt Service
------------

Principal Payment                                            62       62       62        62       62       62       62        62
Interest Payment                                             16       15       14        13       12       11       10         9
Refundable Ongoing Costs Credit                               4        3        3         3        3        3        2         2
Nonrefundable Ongoing Costs                                   0        0        0         0        0        0        0         0
Overcollateralization                                       0.3      0.3      0.3       0.3      0.3      0.3      0.3       0.3
                                                         ------------------------------------------------------------------------
Quarterly Total Debt Service                                 82       80       79        78       77       75       74        73
                                                         ========================================================================

Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Onoing Costs Credit                     (4)      (3)      (3)       (3)      (3)      (3)      (2)       (2)
Overcollateralization Refund

Financed Tax Component Carrying Cost Credit
-------------------------------------------

EOQ Balance of Financed Tax Component                       371      544      519       495      470      445      420       396
Financed Tax Component Amortization (reduce per ln 4)        25       25       25        25       25       25       25        25
Average Balance of Financed Tax Component                   -        -        -         346      -        -        -         247
Rate of Return Applied to Financed Tax Component            -        -        -       13.55%     -        -        -       13.55%
Annual Carrying Cost Credit on Financed Tax Component       -        -        -         (47)     -        -        -         (34)
Quarterly Carrying Cost Credit on Financed Tax Component    (12)    (12)      (12)      (12)      (8)      (8)      (8)       (8)

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------

Principal Payment (ln 4)                                     62       62       62        62       62       62       62        62
Interest Payment (ln 5)                                      16       15       14        13       12       11       10         9
Total Ongoing Costs (ln 6 + ln 7)                             4        3        3         3        3        3        2         2
Refundable Ongoing Costs Credit (ln 12)                      (4)      (3)      (3)       (3)      (3)      (3)      (2)       (2)
Total Overcollateralization (ln 8 + ln 14)                    0        0        0         0        0        0        0         0
Carrying Cost Credit on Financed Tax Component (ln 15)      (12)     (12)     (12)      (12)      (8)      (8)      (8)       (8)
                                                         ------------------------------------------------------------------------
Subtotal (sum of ln 19 through ln 23)                        66      65       64        63       65       64       63        62
Franchise Fees & Uncollectibles                               1       1        1         1        1        1        1         1
                                                         ------------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07               67      66       65        64       63       65       64        63
                                                         ========================================================================

                                                         3/31/06
                                                         ---------
Debt Service
------------

Principal Payment                                            62
Interest Payment                                              8
Refundable Ongoing Costs Credit                               2
Nonrefundable Ongoing Costs                                   0
Overcollateralization                                       0.3
                                                         ---------
Quarterly Total Debt Service                                 72
                                                         =========

Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Onoing Costs Credit                     (2)
Overcollateralization Refund

Financed Tax Component Carrying Cost Credit
-------------------------------------------

EOQ Balance of Financed Tax Component                       173
Financed Tax Component Amortization (reduce per ln 4)        25
Average Balance of Financed Tax Component                   -
Rate of Return Applied to Financed Tax Component            -
Annual Carrying Cost Credit on Financed Tax Component       -
Quarterly Carrying Cost Credit on Financed Tax Component    (15)

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------

Principal Payment (ln 4)                                     62
Interest Payment (ln 5)                                       8
Total Ongoing Costs (ln 6 + ln 7)                             2
Refundable Ongoing Costs Credit (ln 12)                      (2)
Total Overcollateralization (ln 8 + ln 14)                    0
Carrying Cost Credit on Financed Tax Component (ln 15)       (5)
                                                         ---------
Subtotal (sum of ln 19 through ln 23)                        65
Franchise Fees & Uncollectibles                               1
                                                         ---------
Total Revenue Requirement, 12/31/98 - 12/31/07               66
                                                         =========


                                                 PRELIMINARY - SUBJECT TO CHANGE

RATE REDUCTION BONDS -- SIZING CALCULATIONS
BOND ISSUANCE CASE
($ in millions)

Assumptions:  10-year amortization   6.5 % pre-tax carrying cost
------------

                                                            6/30/06   9/30/06   12/31/06   3/31/07  6/30/07    9/30/07    12/31/07
                                                      ----------------------------------------------------------------------------
Debt Service
------------

Principal Payment                                              62        62          63      62          62         62        62
Interest Payment                                                7         6           5       4           3          2         1
Refundable Ongoing Costs Credit                                 2         1           1       1           1          0         0
Nonrefundable Ongoing Costs                                     0         0           0       0           0          0         0
Overcollateralization                                         0.3       0.3         0.3     0.3         0.3        0.3       0.3
                                                              -------------------------------------------------------------------
Quarterly Total Debt Service                                   70        69          68      67          66         64        63
                                                              ===================================================================
Refundable Ongoing Costs Credit
-------------------------------
Quarterly Refundable Ongoing Costs Credit                      (2)       (1)         (1)     (1)         (1)        (0)       (0)
Overcollateralization Refund                                                                                                 (12)

Financed Tax Component Carrying Cost Credit
--------------------------------------------
EOQ Balance of Financed Tax Component                         148       124          99      74          49         25        (0)
Financed Tax Component Amortization (reduce per to 4)          25        25          25      25          25         25        25
Average Balance of Financed Tax Component                       -         -         148       -           -          -        49
Rate of Return Applied to Financed Tax Component                -         -       13.55%      -           -          -     13.55%
Annual Carrying Cost Credit on Financed Tax Component           -         -         (20)      -           -          -        (7)
Quarterly Carrying Cost Credit on Financed Tax
  Component                                                    (5)       (5)         (5)     (2)         (2)        (2)       (2)

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------
Principal Payment (ln 4)                                       62        62          62      62          62         62        62
Interest Payment (ln 5)                                         7         6           5       4           3          2         1
Total Ongoing Costs (ln 6 + ln 7)                               2         1           1       1           1          0         0
Refundable Ongoing Costs Credit (ln 12)                        (2)       (1)         (1)     (1)         (1)        (0)       (0)
Total Overcollateralization (ln 8 + ln 14)                      0         0           0       0           0          0       (12)
Carrying Cost Credit on Financed Tax Component (ln 15)         (5)       (5)         (5)     (2)         (2)        (2)       (2)
                                                              -------------------------------------------------------------------
Subtotal (sum of ln 19 through ln 23)                          61        63          62      64          63         62        49
Franchise Fees & Uncollectibles                                 1         1           1       1           1          1         1
                                                              -------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07                 65        64          63      65          64         63        49
                                                              ===================================================================



                                                 PRELIMINARY - SUBJECT TO CHANGE

 RATE REDUCTION BONDS -- SIZING CALCULATIONS
 REVENUE REQUIREMENT DIFFERENCES
 ($ in millions)

                                                                12/31/97   3/31/98  6/30/98  9/30/98  12/31/98
                                                               ------------------------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization                177      177      177       177
Revenue Requirement, Rate Reduction Bonds                                    (80)     (79)     (78)      (77)
                                                                          -------------------------------------
     Subtotal Calculated Difference                                           97       98       99       100
Rate Reduction Bond Memo Account                                             (10)     (11)     (12)      (13)
                                                                          -------------------------------------
     Difference                                                               88       88       88        88
                                                                          =====================================

Sizing Calculation:
-------------------

Total Calculated Difference, 1/1/1998 - 3/31/2002 (ln 6)          1,494

Proceeds on Bonds Issued                                          2,439
Bond Issuance Expense                                                22
                                                                  ------
Face Value of Bonds Issued                                        2,461

Customer Benefits Calculation:
------------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (ln 8)           467
Annual Discount Rate                                    10.0%
Quarterly Discount Rate                                  2.5%

                                                                           3/31/99  6/30/99  9/30/99  12/31/99
                                                                          -------------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization                169      169      169       169
Revenue Requirement, Rate Reduction Bonds                                    (78)     (77)     (76)      (75)
                                                                          -------------------------------------
     Subtotal Calculated Difference                                           91       92       93        94
Rate Reduction Bond Memo Account                                              (3)      (4)      (5)       (6)
                                                                          -------------------------------------
     Difference                                                               88       88       88        88
                                                                          =====================================

                                                                           3/31/00  6/30/00  9/30/00  12/31/00
                                                                          -------------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization                160      160      160       160
Revenue Requirement, Rate Reduction Bonds                                    (76)     (75)     (74)      (73)
                                                                          -------------------------------------
     Subtotal Calculated Difference                                           84       85       86        87
Rate Reduction Bond Memo Account                                               4        3        2         1
                                                                          -------------------------------------
     Difference                                                               88       88       88        88
                                                                          =====================================

                                                                           3/31/01  6/30/01
                                                                          ------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization                151      151
Revenue Requirement, Rate Reduction Bonds                                    (75)     (74)
                                                                          -----------------
     Subtotal Calculated Difference                                           77       78
Rate Reduction Bond Memo Account                                              11       10
                                                                          -----------------
     Difference                                                               88       88
                                                                          =================



                                                 PRELIMINARY - SUBJECT TO CHANGE

 RATE REDUCTION BONDS -- SIZING CALCULATIONS
 REVENUE REQUIREMENT DIFFERENCES
 ($ in millions)

                                                                         09/30/01  12/31/01  3/31/02  6/30/02  9/30/02  12/31/02
                                                                      --------------------------------------------------------------
Revenue Requirement Difference                                            74         85       94      103      112        122
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization            151        151      149       --       --         --
Revenue Requirement, Rate Reduction Bonds                                (73)       (72)     (72)     (68)     (67)       (66)
                                                                      --------------------------------------------------------------
     Subtotal Calculated Difference                                       79         80       77      (68)     (67)       (66)
Rate Reduction Bond Memo Account                                           9          8       13       --       --         --
                                                                      --------------------------------------------------------------
     Difference                                                           88         88       90      (68)     (67)       (66)
                                                                      ==============================================================

Sizing Calculation:
------------------

Total Calculated Difference, 1/1/1998 - 3/31/2002 (Ln 6)

Proceeds on Bonds Issued
Bond Issuance Expense
Face Value of Bonds Issued

Customer Benefits Calculation:
-----------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (Ln 8)
Annual Discount Rate                              10.0%
Quarterly Discount Rate                            2.5%



 RATE REDUCTION BONDS -- SIZING CALCULATIONS
 REVENUE REQUIREMENT DIFFERENCES
 ($ in millions)

                                                                       2/30/02  6/30/03  9/30/03  12/31/03  3/31/04  6/30/04
                                                                      -----------------------------------------------------------
Revenue Requirement Difference                                           74       83       92      101       111      120
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization            --       --       --       --        --       --
Revenue Requirement, Rate Reduction Bonds                               (68)     (67)     (66)     (65)      (67)     (66)
                                                                      -----------------------------------------------------------
     Subtotal Calculated Difference                                     (68)     (67)     (66)     (65)      (67)     (66)
Rate Reduction Bond Memo Account                                         --       --       --       --        --       --
                                                                      -----------------------------------------------------------
     Difference                                                         (68)     (67)     (66)     (65)      (67)     (66)
                                                                      ===========================================================

                                                                         9/30/04  12/31/04  3/31/04
                                                                      --------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization            --       --        --
Revenue Requirement, Rate Reduction Bonds                               (65)     (64)      (66)
                                                                      --------------------------------
     Subtotal Calculated Difference                                     (65)     (64)      (66)
Rate Reduction Bond Memo Account                                         --       --        --
                                                                      --------------------------------
     Difference                                                         (65)     (64)      (66)
                                                                      ================================


                                   EXHIBIT P

                              Cash Flow Schedules


                                                                                                   Preliminary and subject to change

Scheduled Collections
Residential Customers

                                  Annual         Monthly         FTA                        %            %            %
                                   Sales          Sales         Charge      Monthly     Collected    Collected    Collected
            Month                  (mWh)          (kWh)        ($ / kWh)    Billings      Month 1      Month 2      Month 3
------------------------------------------------------------------------------------------------------------------------------------
Nov-97                          22,239,500      170,072,824    0.018296    $ 3,111,571        4.46%       44.61%       40.97%
Dec-97                          22,239,500    1,857,204,178    0.018296    $33,978,521       44.60%       44.70%        7.40%
Jan-98                          22,766,000    2,086,199,802    0.018296    $38,168,116       44.60%       44.70%        7.40%
Feb-98                          22,766,000    1,807,287,832    0.018296    $33,065,275       44.60%       44.70%        7.40%

Mar-98                          22,766,000    1,722,118,887    0.018296    $31,507,065       44.60%       44.70%        7.40%
Apr-98                          22,766,000    1,625,739,529    0.018296    $29,743,754       44.60%       44.70%        7.40%
May-98                          22,766,000    1,610,866,616    0.018296    $29,471,647       44.60%       44.70%        7.40%

Jun-98                          22,766,000    1,761,073,334    0.018296    $32,219,757       44.60%       44.70%        7.40%
Jul-98                          22,766,000    2,059,617,763    0.018296    $37,681,783       44.60%       44.70%        7.40%
Aug-98                          22,766,000    2,234,692,482    0.018296    $40,884,867       44.60%       44.70%        7.40%

Sep-98                          22,766,000    2,251,851,739    0.018296    $41,198,804       44.60%       44.70%        7.40%
Oct-98                          22,766,000    1,964,388,777    0.018296    $35,939,519       44.60%       44.70%        7.40%
Nov-98                          22,766,000    1,740,991,435    0.018296    $31,852,348       44.60%       44.70%        7.40%

Dec-98                          22,766,000    1,901,171,803    0.018296    $34,782,932       44.60%       44.70%        7.40%
Jan-99                          23,100,600    2,116,861,423    0.015583    $32,987,692       44.60%       44.70%        7.40%
Feb-99                          23,100,600    1,833,850,184    0.015583    $28,577,443       44.60%       44.70%        7.40%

Mar-99                          23,100,600    1,747,429,480    0.015583    $27,230,723       44.60%       44.70%        7.40%
Apr-99                          23,100,600    1,649,633,602    0.015583    $25,706,740       44.60%       44.70%        7.40%
May-99                          23,100,600    1,634,542,096    0.015583    $25,471,564       44.60%       44.70%        7.40%

Jun-99                          23,100,600    1,786,956,455    0.015583    $27,846,683       44.60%       44.70%        7.40%
Jul-99                          23,100,600    2,089,888,698    0.015583    $32,567,368       44.60%       44.70%        7.40%
Aug-99                          23,100,600    2,267,536,552    0.015583    $35,335,709       44.60%       44.70%        7.40%

Sep-99                          23,100,600    2,284,948,005    0.015583    $35,607,037       44.60%       44.70%        7.40%
Oct-99                          23,100,600    1,993,260,098    0.015583    $31,061,576       44.60%       44.70%        7.40%
Nov-99                          23,100,600    1,766,579,405    0.015583    $27,529,142       44.60%       44.70%        7.40%

Dec-99                          23,100,600    1,929,114,002    0.015583    $30,061,968       44.60%       44.70%        7.40%
Jan-00                          23,146,300    2,121,049,217    0.015139    $32,111,169       44.60%       44.70%        7.40%
Feb-00                          23,146,300    1,837,478,097    0.015139    $27,818,105       44.60%       44.70%        7.40%

Mar-00                          23,146,300    1,750,886,426    0.015139    $26,507,169       44.60%       44.70%        7.40%
Apr-00                          23,146,300    1,652,897,078    0.015139    $25,023,680       44.60%       44.70%        7.40%
May-00                          23,146,300    1,637,775,716    0.015139    $24,794,753       44.60%       44.70%        7.40%

Jun-00                          23,146,300    1,790,491,598    0.015139    $27,106,763       44.60%       44.70%        7.40%
Jul-00                          23,146,300    2,094,023,132    0.015139    $31,702,013       44.60%       44.70%        7.40%
Aug-00                          23,146,300    2,272,022,428    0.015139    $34,396,795       44.60%       44.70%        7.40%

Sep-00                          23,146,300    2,289,468,326    0.015139    $34,660,914       44.60%       44.70%        7.40%
Oct-00                          23,146,300    1,997,203,371    0.015139    $30,236,231       44.60%       44.70%        7.40%
Nov-00                          23,146,300    1,770,074,236    0.015139    $26,797,658       44.60%       44.70%        7.40%

Dec-00                          23,146,300    1,932,930,375    0.015139    $29,263,184       44.60%       44.70%        7.40%
Jan-01                          23,268,300    2,132,228,888    0.014271    $30,428,964       44.60%       44.70%        7.40%
Feb-01                          23,268,300    1,847,163,114    0.014271    $26,360,800       44.60%       44.70%        7.40%

Mar-01                          23,268,300    1,760,115,035    0.014271    $25,118,540       44.60%       44.70%        7.40%
Apr-01                          23,268,300    1,661,609,202    0.014271    $23,712,767       44.60%       44.70%        7.40%
May-01                          23,268,300    1,646,408,139    0.014271    $23,495,833       44.60%       44.70%        7.40%

Jun-01                          23,268,300    1,799,928,958    0.014271    $25,686,723       44.60%       44.70%        7.40%
Jul-01                          23,268,300    2,105,060,353    0.014271    $30,041,242       44.60%       44.70%        7.40%
Aug-01                          23,268,300    2,283,997,851    0.014271    $32,594,853       44.60%       44.70%        7.40%

Sep-01                          23,268,300    2,301,535,703    0.014271    $32,845,135       44.60%       44.70%        7.40%

                %            %
            Collected    Collected    Charge-      Monthly      Quarterly
  Month      Month 4      Month 5       Offs     Collections   Collections
---------------------------------------------------------------------------------
Nov-97        6.89%        2.57%      0.50%   $   138,776
Dec-97        2.30%        0.50%      0.50%   $16,542,492
Jan-98        2.30%        0.50%      0.50%   $33,486,189
Feb-98        2.30%        0.50%      0.50%   $34,537,058   $ 84,704,516

Mar-98        2.30%        0.50%      0.50%   $32,518,243
Apr-98        2.30%        0.50%      0.50%   $30,843,962
May-98        2.30%        0.50%      0.50%   $29,722,677   $ 93,084,882

Jun-98        2.30%        0.50%      0.50%   $30,634,864
Jul-98        2.30%        0.50%      0.50%   $34,230,850
Aug-98        2.30%        0.50%      0.50%   $38,289,236   $103,154,951

Sep-98        2.30%        0.50%      0.50%   $40,327,067
Oct-98        2.30%        0.50%      0.50%   $38,498,151
Nov-98        2.30%        0.50%      0.50%   $34,448,585   $113,273,803

Dec-98        2.30%        0.50%      0.50%   $33,562,708
Jan-99        2.30%        0.50%      0.50%   $33,650,158
Feb-99        2.30%        0.50%      0.50%   $30,977,276   $ 98,190,143

Mar-99        2.30%        0.50%      0.50%   $28,319,378
Apr-99        2.30%        0.50%      0.50%   $26,684,701
May-99        2.30%        0.50%      0.50%   $25,688,524   $ 80,692,602

Jun-99        2.30%        0.50%      0.50%   $26,476,903
Jul-99        2.30%        0.50%      0.50%   $29,584,818
Aug-99        2.30%        0.50%      0.50%   $33,092,374   $ 89,154,095

Sep-99        2.30%        0.50%      0.50%   $34,853,617
Oct-99        2.30%        0.50%      0.50%   $33,272,933
Nov-99        2.30%        0.50%      0.50%   $29,773,000   $ 97,899,550

Dec-99        2.30%        0.50%      0.50%   $29,007,361
Jan-00        2.30%        0.50%      0.50%   $30,688,889
Feb-00        2.30%        0.50%      0.50%   $29,773,631   $ 89,469,880

Mar-00        2.30%        0.50%      0.50%   $27,462,187
Apr-00        2.30%        0.50%      0.50%   $25,956,672
May-00        2.30%        0.50%      0.50%   $25,005,948   $ 78,424,807

Jun-00        2.30%        0.50%      0.50%   $25,773,379
Jul-00        2.30%        0.50%      0.50%   $28,798,713
Aug-00        2.30%        0.50%      0.50%   $32,213,069   $ 86,785,160

Sep-00        2.30%        0.50%      0.50%   $33,927,513
Oct-00        2.30%        0.50%      0.50%   $32,388,830
Nov-00        2.30%        0.50%      0.50%   $28,981,895   $ 95,298,238

Dec-00        2.30%        0.50%      0.50%   $28,236,599
Jan-01        2.30%        0.50%      0.50%   $29,503,726
Feb-01        2.30%        0.50%      0.50%   $28,291,666   $ 86,031,991

Mar-01        2.30%        0.50%      0.50%   $26,044,931
Apr-01        2.30%        0.50%      0.50%   $24,600,763
May-01        2.30%        0.50%      0.50%   $23,695,963   $ 74,341,657

Jun-01        2.30%        0.50%      0.50%   $24,423,191
Jul-01        2.30%        0.50%      0.50%   $27,290,037
Aug-01        2.30%        0.50%      0.50%   $30,525,525   $ 82,238,753

Sep-01        2.30%        0.50%      0.50%   $32,150,155

Salomon Brothers Inc

                   Figures may not total due to rounding.                      1


                                                                                                   Preliminary and subject to change

Scheduled Collections
Residential Customers

                                  Annual         Monthly         FTA                        %            %            %
                                   Sales          Sales         Charge      Monthly     Collected    Collected    Collected
            Month                  (mWh)          (kWh)        ($ / kWh)    Billings      Month 1      Month 2      Month 3
------------------------------------------------------------------------------------------------------------------------------------
Oct-01                          23,268,300    2,007,730,272    0.014271    $28,652,248       44.60%       44.70%        7.40%
Nov-01                          23,268,300    1,779,403,980    0.014271    $25,393,812       44.60%       44.70%        7.40%

Dec-01                          23,268,300    1,943,118,504    0.014271    $27,730,176       44.60%       44.70%        7.40%
Jan-02                          23,680,500    2,170,001,512    0.013308    $28,878,071       44.60%       44.70%        7.40%
Feb-02                          23,680,500    1,879,885,773    0.013308    $25,017,252       44.60%       44.70%        7.40%

Mar-02                          23,680,500    1,791,295,629    0.013308    $23,838,307       44.60%       44.70%        7.40%
Apr-02                          23,680,500    1,691,044,757    0.013308    $22,504,183       44.60%       44.70%        7.40%
May-02                          23,680,500    1,675,574,405    0.013308    $22,298,306       44.60%       44.70%        7.40%

Jun-02                          23,680,500    1,831,814,859    0.013308    $24,377,532       44.60%       44.70%        7.40%
Jul-02                          23,680,500    2,142,351,684    0.013308    $28,510,111       44.60%       44.70%        7.40%
Aug-02                          23,680,500    2,324,459,076    0.013308    $30,933,571       44.60%       44.70%        7.40%

Sep-02                          23,680,500    2,342,307,613    0.013308    $31,171,096       44.60%       44.70%        7.40%
Oct-02                          23,680,500    2,043,297,392    0.013308    $27,191,911       44.60%       44.70%        7.40%
Nov-02                          23,680,500    1,810,926,279    0.013308    $24,099,549       44.60%       44.70%        7.40%

Dec-02                          23,680,500    1,977,541,021    0.013308    $26,316,835       44.60%       44.70%        7.40%
Jan-03                          24,106,800    2,209,066,213    0.012351    $27,283,904       44.60%       44.70%        7.40%
Feb-03                          24,106,800    1,913,727,766    0.012351    $23,636,216       44.60%       44.70%        7.40%

Mar-03                          24,106,800    1,823,542,808    0.012351    $22,522,352       44.60%       44.70%        7.40%
Apr-03                          24,106,800    1,721,487,204    0.012351    $21,261,876       44.60%       44.70%        7.40%
May-03                          24,106,800    1,705,738,353    0.012351    $21,067,364       44.60%       44.70%        7.40%

Jun-03                          24,106,800    1,864,791,472    0.012351    $23,031,809       44.60%       44.70%        7.40%
Jul-03                          24,106,800    2,180,918,628    0.012351    $26,936,257       44.60%       44.70%        7.40%
Aug-03                          24,106,800    2,366,304,345    0.012351    $29,225,933       44.60%       44.70%        7.40%

Sep-03                          24,106,800    2,384,474,194    0.012351    $29,450,347       44.60%       44.70%        7.40%
Oct-03                          24,106,800    2,080,081,146    0.012351    $25,690,826       44.60%       44.70%        7.40%
Nov-03                          24,106,800    1,843,526,852    0.012351    $22,769,173       44.60%       44.70%        7.40%

Dec-03                          24,106,800    2,013,141,019    0.012351    $24,864,056       44.60%       44.70%        7.40%
Jan-04                          24,591,100    2,253,445,839    0.011395    $25,677,311       44.60%       44.70%        7.40%
Feb-04                          24,591,100    1,952,174,111    0.011395    $22,244,414       44.60%       44.70%        7.40%

Mar-04                          24,591,100    1,860,177,359    0.011395    $21,196,139       44.60%       44.70%        7.40%
Apr-04                          24,591,100    1,756,071,481    0.011395    $20,009,885       44.60%       44.70%        7.40%
May-04                          24,591,100    1,740,006,239    0.011395    $19,826,827       44.60%       44.70%        7.40%

Jun-04                          24,591,100    1,902,254,698    0.011395    $21,675,597       44.60%       44.70%        7.40%
Jul-04                          24,591,100    2,224,732,776    0.011395    $25,350,134       44.60%       44.70%        7.40%
Aug-04                          24,591,100    2,413,842,849    0.011395    $27,504,984       44.60%       44.70%        7.40%

Sep-04                          24,591,100    2,432,377,726    0.011395    $27,716,184       44.60%       44.70%        7.40%
Oct-04                          24,591,100    2,121,869,492    0.011395    $24,178,039       44.60%       44.70%        7.40%
Nov-04                          24,591,100    1,880,562,878    0.011395    $21,428,426       44.60%       44.70%        7.40%

Dec-04                          24,591,100    2,053,584,553    0.011395    $23,399,954       44.60%       44.70%        7.40%
Jan-05                          25,045,000    2,295,039,711    0.010482    $24,056,735       44.60%       44.70%        7.40%
Feb-05                          25,045,000    1,988,207,140    0.010482    $20,840,499       44.60%       44.70%        7.40%

Mar-05                          25,045,000    1,894,512,322    0.010482    $19,858,384       44.60%       44.70%        7.40%
Apr-05                          25,045,000    1,788,484,868    0.010482    $18,746,999       44.60%       44.70%        7.40%
May-05                          25,045,000    1,772,123,096    0.010482    $18,575,494       44.60%       44.70%        7.40%

Jun-05                          25,045,000    1,937,366,320    0.010482    $20,307,582       44.60%       44.70%        7.40%
Jul-05                          25,045,000    2,265,796,665    0.010482    $23,750,208       44.60%       44.70%        7.40%
Aug-05                          25,045,000    2,458,397,312    0.010482    $25,769,058       44.60%       44.70%        7.40%
                %            %
            Collected    Collected    Charge-      Monthly      Quarterly
  Month      Month 4      Month 5       Offs     Collections   Collections
---------------------------------------------------------------------------------
Oct-01         2.30%        0.50%      0.50%   $30,692,079
Nov-01         2.30%        0.50%      0.50%   $27,463,623   $90,305,858

Dec-01         2.30%        0.50%      0.50%   $26,757,371
Jan-02         2.30%        0.50%      0.50%   $27,977,378
Feb-02         2.30%        0.50%      0.50%   $26,845,544   $81,580,293

Mar-02         2.30%        0.50%      0.50%   $24,716,337
Apr-02         2.30%        0.50%      0.50%   $23,346,712
May-02         2.30%        0.50%      0.50%   $22,488,236   $70,551,286

Jun-02         2.30%        0.50%      0.50%   $23,178,399
Jul-02         2.30%        0.50%      0.50%   $25,899,129
Aug-02         2.30%        0.50%      0.50%   $28,969,712   $78,047,239

Sep-02         2.30%        0.50%      0.50%   $30,511,538
Oct-02         2.30%        0.50%      0.50%   $29,127,777
Nov-02         2.30%        0.50%      0.50%   $26,063,867   $85,703,182

Dec-02         2.30%        0.50%      0.50%   $25,393,611
Jan-03         2.30%        0.50%      0.50%   $26,496,882
Feb-03         2.30%        0.50%      0.50%   $25,375,352   $77,265,846

Mar-03         2.30%        0.50%      0.50%   $23,355,151
Apr-03         2.30%        0.50%      0.50%   $22,058,482
May-03         2.30%        0.50%      0.50%   $21,246,810   $66,660,443

Jun-03         2.30%        0.50%      0.50%   $21,898,873
Jul-03         2.30%        0.50%      0.50%   $24,469,409
Aug-03         2.30%        0.50%      0.50%   $27,370,486   $73,738,768

Sep-03         2.30%        0.50%      0.50%   $28,827,198
Oct-03         2.30%        0.50%      0.50%   $27,519,825
Nov-03         2.30%        0.50%      0.50%   $24,625,054   $80,972,077

Dec-03         2.30%        0.50%      0.50%   $23,991,798
Jan-04         2.30%        0.50%      0.50%   $24,989,373
Feb-04         2.30%        0.50%      0.50%   $23,890,852   $72,872,023

Mar-04         2.30%        0.50%      0.50%   $21,982,571
Apr-04         2.30%        0.50%      0.50%   $20,760,068
May-04         2.30%        0.50%      0.50%   $19,995,706   $62,738,345

Jun-04         2.30%        0.50%      0.50%   $20,609,373
Jul-04         2.30%        0.50%      0.50%   $23,028,545
Aug-04         2.30%        0.50%      0.50%   $25,758,794   $69,396,712

Sep-04         2.30%        0.50%      0.50%   $27,129,729
Oct-04         2.30%        0.50%      0.50%   $25,899,340
Nov-04         2.30%        0.50%      0.50%   $23,175,024   $76,204,093

Dec-04         2.30%        0.50%      0.50%   $22,579,058
Jan-05         2.30%        0.50%      0.50%   $23,469,462
Feb-05         2.30%        0.50%      0.50%   $22,393,563   $68,442,084

Mar-05         2.30%        0.50%      0.50%   $20,598,082
Apr-05         2.30%        0.50%      0.50%   $19,450,361
May-05         2.30%        0.50%      0.50%   $18,733,714   $58,782,157

Jun-05         2.30%        0.50%      0.50%   $19,308,651
Jul-05         2.30%        0.50%      0.50%   $21,575,141
Aug-05         2.30%        0.50%      0.50%   $24,133,075   $65,016,867

Salomon Brothers Inc

                   Figures may not total due to rounding.                      2


                                                                                                   Preliminary and subject to change

Scheduled Collections
Residential Customers

                                  Annual         Monthly         FTA                        %            %            %
                                   Sales          Sales         Charge      Monthly     Collected    Collected    Collected
            Month                  (mWh)          (kWh)        ($ / kWh)    Billings      Month 1      Month 2      Month 3
------------------------------------------------------------------------------------------------------------------------------------

Sep-05                          25,045,000    2,477,274,304    0.010482    $25,966,928       44.60%       44.70%        7.40%
Oct-05                          25,045,000    2,161,034,741    0.010482    $22,652,087       44.60%       44.70%        7.40%
Nov-05                          25,045,000    1,915,274,114    0.010482    $20,076,011       44.60%       44.70%        7.40%

Dec-05                          25,045,000    2,091,489,406    0.010482    $21,923,109       44.60%       44.70%        7.40%
Jan-06                          25,390,900    2,326,736,825    0.009642    $22,434,159       44.60%       44.70%        7.40%
Feb-06                          25,390,900    2,015,666,547    0.009642    $19,434,851       44.60%       44.70%        7.40%

Mar-06                          25,390,900    1,920,677,696    0.009642    $18,518,978       44.60%       44.70%        7.40%
Apr-06                          25,390,900    1,813,185,883    0.009642    $17,482,553       44.60%       44.70%        7.40%
May-06                          25,390,900    1,796,598,136    0.009642    $17,322,616       44.60%       44.70%        7.40%

Jun-06                          25,390,900    1,964,123,558    0.009642    $18,937,879       44.60%       44.70%        7.40%
Jul-06                          25,390,900    2,297,089,900    0.009642    $22,148,306       44.60%       44.70%        7.40%
Aug-06                          25,390,900    2,492,350,582    0.009642    $24,030,990       44.60%       44.70%        7.40%

Sep-06                          25,390,900    2,511,488,286    0.009642    $24,215,513       44.60%       44.70%        7.40%
Oct-06                          25,390,900    2,190,881,094    0.009642    $21,124,252       44.60%       44.70%        7.40%
Nov-06                          25,390,900    1,941,726,233    0.009642    $18,721,926       44.60%       44.70%        7.40%

Dec-06                          25,390,900    2,120,375,259    0.009642    $20,444,442       44.60%       44.70%        7.40%
Jan-07                          25,737,300    2,358,479,758    0.008820    $20,802,086       44.60%       44.70%        7.40%
Feb-07                          25,737,300    2,043,165,647    0.008820    $18,020,976       44.60%       44.70%        7.40%

Mar-07                          25,737,300    1,946,880,893    0.008820    $17,171,732       44.60%       44.70%        7.40%
Apr-07                          25,737,300    1,837,922,604    0.008820    $16,210,707       44.60%       44.70%        7.40%
May-07                          25,737,300    1,821,108,555    0.008820    $16,062,405       44.60%       44.70%        7.40%

Jun-07                          25,737,300    1,990,919,473    0.008820    $17,560,158       44.60%       44.70%        7.40%
Jul-07                          25,737,300    2,328,428,369    0.008820    $20,537,029       44.60%       44.70%        7.40%
Aug-07                          25,737,300    2,526,352,931    0.008820    $22,282,748       44.60%       44.70%        7.40%

Sep-07                          25,737,300    2,545,751,725    0.008820    $22,453,848       44.60%       44.70%        7.40%
Oct-07                          25,737,300    2,220,770,591    0.008820    $19,587,474       44.60%       44.70%        7.40%
Nov-07                          25,737,300    1,968,216,589    0.008820    $17,359,916       44.60%       44.70%        7.40%

Dec-07                          25,737,300    2,149,302,866    0.008820    $18,957,119       44.60%       44.70%        7.40%
Jan-08                          25,737,300    2,358,479,758    0.008820    $20,802,086       44.60%       44.70%        7.40%
Feb-08                          25,737,300    2,043,165,647    0.008820    $18,020,976       44.60%       44.70%        7.40%

Mar-08                          25,737,300    1,946,880,893    0.008820    $17,171,732       44.60%       44.70%        7.40%
Apr-08                          25,737,300    1,837,922,604    0.008820    $16,210,707       44.60%       44.70%        7.40%
May-08                          25,737,300    1,821,108,555    0.008820    $16,062,405       44.60%       44.70%        7.40%

Jun-08                          25,737,300    1,990,919,473    0.008820    $17,560,158       44.60%       44.70%        7.40%
Jul-08                          25,737,300    2,328,428,369    0.008820    $20,537,029       44.60%       44.70%        7.40%
Aug-08                          25,737,300    2,526,352,931    0.008820    $22,282,748       44.60%       44.70%        7.40%

Sep-08                          25,737,300    2,545,751,725    0.008820    $22,453,848       44.60%       44.70%        7.40%
Oct-08                          25,737,300    2,220,770,591    0.008820    $19,587,474       44.60%       44.70%        7.40%
Nov-08                          25,737,300    1,968,216,589    0.008820    $17,359,916       44.60%       44.70%        7.40%

                %            %
            Collected    Collected    Charge-      Monthly      Quarterly
  Month      Month 4      Month 5       Offs     Collections   Collections
---------------------------------------------------------------------------------
Sep-05        2.30%        0.50%      0.50%   $25,417,486
Oct-05        2.30%        0.50%      0.50%   $24,264,751
Nov-05        2.30%        0.50%      0.50%   $21,712,376   $71,394,613

Dec-05        2.30%        0.50%      0.50%   $21,154,022
Jan-06        2.30%        0.50%      0.50%   $21,941,722
Feb-06        2.30%        0.50%      0.50%   $20,893,331   $63,989,076

Mar-06        2.30%        0.50%      0.50%   $19,211,582
Apr-06        2.30%        0.50%      0.50%   $18,138,982
May-06        2.30%        0.50%      0.50%   $17,470,165   $54,820,729

Jun-06        2.30%        0.50%      0.50%   $18,006,323
Jul-06        2.30%        0.50%      0.50%   $20,119,943
Aug-06        2.30%        0.50%      0.50%   $22,505,350   $60,631,616

Sep-06        2.30%        0.50%      0.50%   $23,703,130
Oct-06        2.30%        0.50%      0.50%   $22,628,144
Nov-06        2.30%        0.50%      0.50%   $20,247,922   $66,579,197

Dec-06        2.30%        0.50%      0.50%   $19,727,228
Jan-07        2.30%        0.50%      0.50%   $20,408,753
Feb-07        2.30%        0.50%      0.50%   $19,385,002   $59,520,984

Mar-07        2.30%        0.50%      0.50%   $17,817,155
Apr-07        2.30%        0.50%      0.50%   $16,819,962
May-07        2.30%        0.50%      0.50%   $16,199,219   $50,836,336

Jun-07        2.30%        0.50%      0.50%   $16,696,372
Jul-07        2.30%        0.50%      0.50%   $18,656,228
Aug-07        2.30%        0.50%      0.50%   $20,868,098   $56,220,699

Sep-07        2.30%        0.50%      0.50%   $21,978,740
Oct-07        2.30%        0.50%      0.50%   $20,981,959
Nov-07        2.30%        0.50%      0.50%   $18,774,896   $61,735,595

Dec-07        2.30%        0.50%      0.50%   $18,292,083
Jan-08        2.30%        0.50%      0.50%   $19,598,977
Feb-08        2.30%        0.50%      0.50%   $19,235,930   $57,126,990

Mar-08        2.30%        0.50%      0.50%   $17,776,136
Apr-08        2.30%        0.50%      0.50%   $16,812,525
May-08        2.30%        0.50%      0.50%   $16,199,219   $50,787,881

Jun-08        2.30%        0.50%      0.50%   $16,696,372
Jul-08        2.30%        0.50%      0.50%   $18,656,228
Aug-08        2.30%        0.50%      0.50%   $20,868,098   $56,220,699

Sep-08        2.30%        0.50%      0.50%   $21,978,740
Oct-08        2.30%        0.50%      0.50%   $20,981,959
Nov-08        2.30%        0.50%      0.50%   $18,774,896   $61,735,595

Salomon Brothers Inc

                    Figures may not total due to rounding.                     3


                                                                                                Preliminary and subject to change

Scheduled Collections
Small Commercial Customers


                                  Annual         Monthly         FTA                        %            %            %
                                   Sales          Sales         Charge      Monthly     Collected    Collected    Collected
            Month                  (mWh)          (kWh)        ($ / kWh)    Billings      Month 1      Month 2      Month 3
------------------------------------------------------------------------------------------------------------------------------------
Nov-97                          4,209,000     34,187,273       0.019347    $  661,426         4.46%       44.61%       40.97%
Dec-97                          4,209,000    334,281,019       0.019347    $6,467,387        44.60%       44.70%        7.40%
Jan-98                          4,231,200    351,745,939       0.019347    $6,805,283        44.60%       44.70%        7.40%
Feb-98                          4,231,200    335,640,054       0.019347    $6,493,680        44.60%       44.70%        7.40%

Mar-98                          4,231,200    326,660,108       0.019347    $6,319,944        44.60%       44.70%        7.40%
Apr-98                          4,321,200    320,920,440       0.019347    $6,208,697        44.60%       44.70%        7.40%
May-98                          4,231,200    328,699,652       0.019347    $6,359,403        44.60%       44.70%        7.40%

Jun-98                          4,231,200    350,387,540       0.019347    $6,779,002        44.60%       44.70%        7.40%
Jul-98                          4,231,200    374,504,349       0.019347    $7,245,594        44.60%       44.70%        7.40%
Aug-98                          4,231,200    384,538,092       0.019347    $7,439,718        44.60%       44.70%        7.40%

Sep-98                          4,231,200    399,323,969       0.019347    $7,725,783        44.60%       44.70%        7.40%
Oct-98                          4,231,200    379,059,796       0.019347    $7,333,729        44.60%       44.70%        7.40%
Nov-98                          4,231,200    343,675,905       0.019347    $6,649,151        44.60%       44.70%        7.40%

Dec-98                          4,231,200    336,044,155       0.019347    $6,501,498        44.60%       44.70%        7.40%
Jan-99                          4,331,400    360,075,714       0.016479    $5,933,701        44.60%       44.70%        7.40%
Feb-99                          4,331,400    343,588,422       0.016479    $5,662,006        44.60%       44.70%        7.40%

Mar-99                          4,331,400    334,395,820       0.016479    $5,510,521        44.60%       44.70%        7.40%
Apr-99                          4,331,400    328,520,229       0.016479    $5,413,697        44.60%       44.70%        7.40%
May-99                          4,331,400    336,483,662       0.016479    $5,544,926        44.60%       44.70%        7.40%

Jun-99                          4,331,400    358,685,147       0.016479    $5,910,785        44.60%       44.70%        7.40%
Jul-99                          4,331,400    383,373,071       0.016479    $6,317,619        44.60%       44.70%        7.40%
Aug-99                          4,331,400    393,644,425       0.016479    $6,486,881        44.60%       44.70%        7.40%

Sep-99                          4,331,400    408,780,450       0.016479    $6,736,308        44.60%       44.70%        7.40%
Oct-99                          4,331,400    388,036,397       0.016479    $6,394,466        44.60%       44.70%        7.40%
Nov-99                          4,331,400    351,814,571       0.016479    $5,797,565        44.60%       44.70%        7.40%

Dec-99                          4,331,400    344,002,092       0.016479    $5,668,823        44.60%       44.70%        7.40%
Jan-00                          4,302,100    357,639,961       0.016009    $5,725,636        44.60%       44.70%        7.40%
Feb-00                          4,302,100    341,264,198       0.016009    $5,463,468        44.60%       44.70%        7.40%

Mar-00                          4,302,100    332,133,780       0.016009    $5,317,294        44.60%       44.70%        7.40%
Apr-00                          4,302,100    326,297,936       0.016009    $5,223,865        44.60%       44.70%        7.40%
May-00                          4,302,100    334,207,500       0.016009    $5,350,494        44.60%       44.70%        7.40%

Jun-00                          4,302,100    356,258,801       0.016009    $5,703,524        44.60%       44.70%        7.40%
Jul-00                          4,302,100    380,779,722       0.016009    $6,096,091        44.60%       44.70%        7.40%
Aug-00                          4,302,100    390,981,595       0.016009    $6,259,418        44.60%       44.70%        7.40%

Sep-00                          4,302,100    406,015,232       0.016009    $6,500,099        44.60%       44.70%        7.40%
Oct-00                          4,302,100    385,411,502       0.016009    $6,170,244        44.60%       44.70%        7.40%
Nov-00                          4,302,100    349,434,702       0.016009    $5,594,273        44.60%       44.70%        7.40%

Dec-00                          4,302,100    341,675,071       0.016009    $5,470,046        44.60%       44.70%        7.40%
Jan-01                          4,357,600    362,253,759       0.015091    $5,466,867        44.60%       44.70%        7.40%
Feb-01                          4,357,600    345,666,737       0.015091    $5,216,548        44.60%       44.70%        7.40%

Mar-01                          4,357,600    336,418,531       0.015091    $5,076,981        44.60%       44.70%        7.40%
Apr-01                          4,357,600    330,507,400       0.015091    $4,987,775        44.60%       44.70%        7.40%
May-01                          4,357,600    338,519,002       0.015091    $5,108,680        44.60%       44.70%        7.40%

Jun-01                          4,357,600    360,854,780       0.015091    $5,445,755        44.60%       44.70%        7.40%
Jul-01                          4,357,600    385,692,038       0.015091    $5,820,581        44.60%       44.70%        7.40%
Aug-01                          4,357,600    396,025,522       0.015091    $5,976,526        44.60%       44.70%        7.40%

Sep-01                          4,357,600    411,253,103       0.015091    $6,206,329        44.60%       44.70%        7.40%

                %            %
            Collected    Collected    Charge-      Monthly      Quarterly
  Month      Month 4      Month 5       Offs     Collections   Collections
---------------------------------------------------------------------------------

Nov-97       6.89%         2.57%       0.50%       $29,500
Dec-97       2.30%         0.50%       0.50%    $3,179,517
Jan-98       2.30%         0.50%       0.50%    $6,197,065
Feb-98       2.30%         0.50%       0.50%    $6,462,302     $15,868,383

Mar-98       2.30%         0.50%       0.50%    $6,390,709
Apr-98       2.30%         0.50%       0.50%    $6,263,574
May-98       2.30%         0.50%       0.50%    $6,262,728     $18,917,011

Jun-98       2.30%         0.50%       0.50%    $6,503,374
Jul-98       2.30%         0.50%       0.50%    $6,906,749
Aug-98       2.30%         0.50%       0.50%    $7,235,852     $20,645,974

Sep-98       2.30%         0.50%       0.50%    $7,495,141
Oct-98       2.30%         0.50%       0.50%    $7,475,351
Nov-98       2.30%         0.50%       0.50%    $7,022,747     $21,993,239

Dec-98       2.30%         0.50%       0.50%    $6,629,426
Jan-99       2.30%         0.50%       0.50%    $6,251,942
Feb-99       2.30%         0.50%       0.50%    $5,848,329     $18,729,697

Mar-99       2.30%         0.50%       0.50%    $5,610,483
Apr-99       2.30%         0.50%       0.50%    $5,465,683
May-99       2.30%         0.50%       0.50%    $5,460,633     $16,536,798

Jun-99       2.30%         0.50%       0.50%    $5,670,458
Jul-99       2.30%         0.50%       0.50%    $6,022,171
Aug-99       2.30%         0.50%       0.50%    $6,309,124     $18,001,753

Sep-99       2.30%         0.50%       0.50%    $6,535,205
Oct-99       2.30%         0.50%       0.50%    $6,517,950
Nov-99       2.30%         0.50%       0.50%    $6,123,313     $19,176,468

Dec-00       2.30%         0.50%       0.50%    $5,780,366
Jan-00       2.30%         0.50%       0.50%    $5,697,371
Feb-00       2.30%         0.50%       0.50%    $5,580,875     $17,058,613

Mar-00       2.30%         0.50%       0.50%    $5,396,751
Apr-00       2.30%         0.50%       0.50%    $5,271,005
May-00       2.30%         0.50%       0.50%    $5,269,156     $15,936,912

Jun-00       2.30%         0.50%       0.50%   $5,471,623
Jul-00       2.30%         0.50%       0.50%   $5,811,004
Aug-00       2.30%         0.50%       0.50%   $6,087,895      $17,370,522

Sep-00       2.30%         0.50%       0.50%   $6,306,048
Oct-00       2.30%         0.50%       0.50%   $6,289,398
Nov-00       2.30%         0.50%       0.50%   $5,908,599      $18,504,046

Dec-00       2.30%         0.50%       0.50%   $5,577,678
Jan-01       2.30%         0.50%       0.50%   $5,471,726
Feb-01       2.30%         0.50%       0.50%   $5,334,573      $16,383,977

Mar-01       2.30%         0.50%       0.50%   $5,154,461
Apr-01       2.30%         0.50%       0.50%   $5,033,071
May-01       2.30%         0.50%       0.50%   $5,031,018      $15,218,550

Jun-01       2.30%         0.50%       0.50%   $5,224,335
Jul-01       2.30%         0.50%       0.50%   $5,548,377
Aug-01       2.30%         0.50%       0.50%   $5,812,754      $16,585,467

Sep-01       2.30%         0.50%       0.50%   $6,021,049

Salomon Brothers Inc

                   Figures may not total due to rounding.                      4


                                                                                                   Preliminary and subject to change

Scheduled Collections
Small Commercial Customers

                                  Annual         Monthly         FTA                        %            %            %
                                   Sales          Sales         Charge      Monthly     Collected    Collected    Collected
            Month                  (mWh)          (kWh)        ($ / kWh)    Billings      Month 1      Month 2      Month 3
-----------------------------------------------------------------------------------------------------------------------------

Oct-01                          4,357,600    390,383,572       0.015091    $5,891,382        44.60%       44.70%        7.40%
Nov-01                          4,357,600    353,942,646       0.015091    $5,341,442        44.60%       44.70%        7.40%

Dec-01                          4,357,600    346,082,910       0.015091    $5,222,829        44.60%       44.70%        7.40%
Jan-02                          4,448,900    369,843,663       0.014073    $5,204,735        44.60%       44.70%        7.40%
Feb-02                          4,448,900    352,909,112       0.014073    $4,966,419        44.60%       44.70%        7.40%

Mar-02                          4,448,900    343,467,138       0.014073    $4,833,544        44.60%       44.70%        7.40%
Apr-02                          4,448,900    337,432,158       0.014073    $4,748,614        44.60%       44.70%        7.40%
May-02                          4,448,900    345,611,619       0.014073    $4,863,722        44.60%       44.70%        7.40%

Jun-02                          4,448,900    368,415,374       0.014073    $5,184,635        44.60%       44.70%        7.40%
Jul-02                          4,448,900    393,773,019       0.014073    $5,541,488        44.60%       44.70%        7.40%
Aug-02                          4,448,900    404,323,010       0.014073    $5,689,956        44.60%       44.70%        7.40%

Sep-02                          4,448,900    419,869,637       0.014073    $5,908,740        44.60%       44.70%        7.40%
Oct-02                          4,448,900    398,562,849       0.014073    $5,608,894        44.60%       44.70%        7.40%
Nov-02                          4,448,900    361,358,417       0.014073    $5,085,324        44.60%       44.70%        7.40%

Dec-02                          4,448,900    353,334,005       0.014073    $4,972,398        44.60%       44.70%        7.40%
Jan-03                          4,548,000    378,081,994       0.013061    $4,938,057        44.60%       44.70%        7.40%
Feb-03                          4,548,000    360,770,222       0.013061    $4,711,951        44.60%       44.70%        7.40%

Mar-03                          4,548,000    351,117,927       0.013061    $4,585,884        44.60%       44.70%        7.40%
Apr-03                          4,548,000    344,948,516       0.013061    $4,505,307        44.60%       44.70%        7.40%
May-03                          4,548,000    353,310,176       0.013061    $4,614,517        44.60%       44.70%        7.40%

Jun-03                          4,548,000    376,621,888       0.013061    $4,918,987        44.60%       44.70%        7.40%
Jul-03                          4,548,000    402,544,379       0.013061    $5,257,555        44.60%       44.70%        7.40%
Aug-03                          4,548,000    413,329,373       0.013061    $5,398,416        44.60%       44.70%        7.40%

Sep-03                          4,548,000    429,222,304       0.013061    $5,605,991        44.60%       44.70%        7.40%
Oct-03                          4,548,000    407,440,904       0.013061    $5,321,508        44.60%       44.70%        7.40%
Nov-03                          4,548,000    369,407,737       0.013061    $4,824,764        44.60%       44.70%        7.40%

Dec-03                          4,548,000    361,204,580       0.013061    $4,717,624        44.60%       44.70%        7.40%
Jan-04                          4,667,600    388,024,519       0.012050    $4,675,563        44.60%       44.70%        7.40%
Feb-04                          4,667,600    370,257,496       0.012050    $4,461,476        44.60%       44.70%        7.40%

Mar-04                          4,667,600    360,351,371       0.012050    $4,342,111        44.60%       44.70%        7.40%
Apr-04                          4,667,600    354,019,722       0.012050    $4,265,816        44.60%       44.70%        7.40%
May-04                          4,667,600    362,601,270       0.012050    $4,369,221        44.60%       44.70%        7.40%

Jun-04                          4,667,600    386,526,017       0.012050    $4,657,506        44.60%       44.70%        7.40%
Jul-04                          4,667,600    413,130,199       0.012050    $4,978,077        44.60%       44.70%        7.40%
Aug-04                          4,667,600    424,198,809       0.012050    $5,111,450        44.60%       44.70%        7.40%

Sep-04                          4,667,600    440,509,680       0.012050    $5,307,991        44.60%       44.70%        7.40%
Oct-04                          4,667,600    418,155,489       0.012050    $5,038,630        44.60%       44.70%        7.40%
Nov-04                          4,667,600    379,122,153       0.012050    $4,568,292        44.60%       44.70%        7.40%

Dec-04                          4,667,600    370,703,275       0.012050    $4,466,848        44.60%       44.70%        7.40%
Jan-05                          4,775,700    397,011,033       0.011085    $4,400,696        44.60%       44.70%        7.40%
Feb-05                          4,775,700    378,832,531       0.011085    $4,199,195        44.60%       44.70%        7.40%

Mar-05                          4,775,700    368,696,984       0.011085    $4,086,847        44.60%       44.70%        7.40%
Apr-05                          4,775,700    362,218,696       0.011085    $4,015,038        44.60%       44.70%        7.40%
May-05                          4,775,700    370,998,990       0.011085    $4,112,364        44.60%       44.70%        7.40%

Jun-05                          4,775,700    395,477,826       0.011085    $4,383,701        44.60%       44.70%        7.40%
Jul-05                          4,775,700    422,698,151       0.011085    $4,685,426        44.60%       44.70%        7.40%
Aug-05                          4,775,700    434,023,106       0.011085    $4,810,959        44.60%       44.70%        7.40%

                %            %
            Collected    Collected    Charge-      Monthly      Quarterly
  Month      Month 4      Month 5       Offs     Collections   Collections
--------------------------------------------------------------------------

Oct-01       2.30%        0.50%      0.50%    $               6,005,151
Nov-01       2.30%        0.50%      0.50%    $5,641,562    $17,667,761

Dec-01       2.30%        0.50%      0.50%    $               5,325,597
Jan-02       2.30%        0.50%      0.50%    $               5,217,716
Feb-02       2.30%        0.50%      0.50%    $5,080,339    $15,623,652

Mar-02       2.30%        0.50%      0.50%    $               4,907,732
Apr-02       2.30%        0.50%      0.50%    $               4,791,814
May-02       2.30%        0.50%      0.50%    $4,789,784    $14,489,331

Jun-02       2.30%        0.50%      0.50%    $               4,973,832
Jul-02       2.30%        0.50%      0.50%    $               5,282,337
Aug-02       2.30%        0.50%      0.50%    $5,534,037    $15,790,206

Sep-02       2.30%        0.50%      0.50%    $               5,732,344
Oct-02       2.30%        0.50%      0.50%    $               5,717,208
Nov-02       2.30%        0.50%      0.50%    $5,371,053    $16,820,605

Dec-02       2.30%        0.50%      0.50%    $               5,070,238
Jan-03       2.30%        0.50%      0.50%    $               4,959,897
Feb-03       2.30%        0.50%      0.50%    $4,821,806    $14,851,941

Mar-03       2.30%        0.50%      0.50%    $               4,656,754
Apr-03       2.30%        0.50%      0.50%    $               4,546,379
May-03       2.30%        0.50%      0.50%    $4,544,367    $13,747,500

Jun-03       2.30%        0.50%      0.50%    $               4,718,985
Jul-03       2.30%        0.50%      0.50%    $               5,011,682
Aug-03       2.30%        0.50%      0.50%    $5,250,486    $14,981,153

Sep-03       2.30%        0.50%      0.50%    $               5,438,632
Oct-03       2.30%        0.50%      0.50%    $               5,424,272
Nov-03       2.30%        0.50%      0.50%    $5,095,853    $15,958,757

Dec-03       2.30%        0.50%      0.50%    $               4,810,451
Jan-04       2.30%        0.50%      0.50%    $               4,701,536
Feb-04       2.30%        0.50%      0.50%    $4,566,476    $14,078,463

Mar-04       2.30%        0.50%      0.50%    $               4,409,482
Apr-04       2.30%        0.50%      0.50%    $               4,304,753
May-04       2.30%        0.50%      0.50%    $4,302,800    $13,017,035

Jun-04       2.30%        0.50%      0.50%    $               4,468,136
Jul-04       2.30%        0.50%      0.50%    $               4,745,274
Aug-04       2.30%        0.50%      0.50%    $4,971,384    $14,184,794

Sep-04       2.30%        0.50%      0.50%    $               5,149,529
Oct-04       2.30%        0.50%      0.50%    $               5,135,932
Nov-04       2.30%        0.50%      0.50%    $4,824,971    $15,110,431

Dec-04       2.30%        0.50%      0.50%    $               4,554,740
Jan-05       2.30%        0.50%      0.50%    $               4,439,873
Feb-05       2.30%        0.50%      0.50%    $4,300,763    $13,295,376

Mar-05       2.30%        0.50%      0.50%    $               4,151,004
Apr-05       2.30%        0.50%      0.50%    $               4,051,818
May-05       2.30%        0.50%      0.50%    $4,049,848    $12,252,670

Jun-05       2.30%        0.50%      0.50%    $               4,205,463
Jul-05       2.30%        0.50%      0.50%    $               4,466,309
Aug-05       2.30%        0.50%      0.50%    $4,679,127    $13,350,899

Salomon Brothers Inc

                    Figures may not total due to rounding.                    5

                                               Preliminary and subject to change

Scheduled Collections

Small Commercial Customers

                                  Annual         Monthly         FTA                        %            %            %
                                   Sales          Sales         Charge      Monthly     Collected    Collected    Collected
            Month                  (mWh)          (kWh)        ($ / kWh)    Billings      Month 1      Month 2      Month 3
---------------------------------------------------------------------------------------------------------------------------

           Sep-05               4,775,700    450,711,732    0.011085    $4,995,945       44.60%       44.70%        7.40%
           Oct-05               4,775,700    427,839,825    0.011085    $4,742,420       44.60%       44.70%        7.40%
           Nov-05               4,775,700    387,902,491    0.011085    $4,299,731       44.60%       44.70%        7.40%

           Dec-05               4,775,700    379,288,635    0.011085    $4,204,251       44.60%       44.70%        7.40%
           Jan-06               4,868,200    404,700,695    0.010196    $4,126,376       44.60%       44.70%        7.40%
           Feb-06               4,868,200    386,170,096    0.010196    $3,937,436       44.60%       44.70%        7.40%

           Mar-06               4,868,200    375,838,235    0.010196    $3,832,091       44.60%       44.70%        7.40%
           Apr-06               4,868,200    369,234,469    0.010196    $3,764,758       44.60%       44.70%        7.40%
           May-06               4,868,200    378,184,828    0.010196    $3,856,017       44.60%       44.70%        7.40%

           Jun-06               4,868,200    403,137,792    0.010196    $4,110,440       44.60%       44.70%        7.40%
           Jul-06               4,868,200    430,885,345    0.010196    $4,393,357       44.60%       44.70%        7.40%
           Aug-06               4,868,200    442,429,651    0.010196    $4,511,065       44.60%       44.70%        7.40%

           Sep-06               4,868,200    459,441,517    0.010196    $4,684,520       44.60%       44.70%        7.40%
           Oct-06               4,868,200    436,126,607    0.010196    $4,446,798       44.60%       44.70%        7.40%
           Nov-06               4,868,200    395,415,731    0.010196    $4,031,705       44.60%       44.70%        7.40%

           Dec-06               4,868,200    386,635,034    0.010196    $3,942,176       44.60%       44.70%        7.40%
           Jan-07               4,966,700    412,889,146    0.009327    $3,851,062       44.60%       44.70%        7.40%
           Feb-07               4,966,700    393,983,611    0.009327    $3,674,728       44.60%       44.70%        7.40%

           Mar-07               4,966,700    383,442,702    0.009327    $3,576,412       44.60%       44.70%        7.40%
           Apr-07               4,966,700    376,705,320    0.009327    $3,513,571       44.60%       44.70%        7.40%
           May-07               4,966,700    385,836,775    0.009327    $3,598,741       44.60%       44.70%        7.40%

           Jun-07               4,966,700    411,294,620    0.009327    $3,836,189       44.60%       44.70%        7.40%
           Jul-07               4,966,700    439,603,599    0.009327    $4,100,230       44.60%       44.70%        7.40%
           Aug-07               4,966,700    451,381,486    0.009327    $4,210,084       44.60%       44.70%        7.40%

           Sep-07                4,966,700    468,737,559    0.009327    $4,371,966       44.60%       44.70%        7.40%
           Oct-07                4,966,700    444,950,910    0.009327    $4,150,105       44.60%       44.70%        7.40%
           Nov-07                4,966,700    403,416,316    0.009327    $3,762,708       44.60%       44.70%        7.40%

           Dec-07                4,966,700    394,457,956    0.009327    $3,679,152       44.60%       44.70%        7.40%
           Jan-08                4,966,700    412,889,146    0.009327    $3,851,062       44.60%       44.70%        7.40%
           Feb-08                4,966,700    393,983,611    0.009327    $3,674,728       44.60%       44.70%        7.40%

           Mar-08                4,966,700    383,442,702    0.009327    $3,576,412       44.60%       44.70%        7.40%
           Apr-08                4,966,700    376,705,320    0.009327    $3,513,571       44.60%       44.70%        7.40%
           May-08                4,966,700    385,836,775    0.009327    $3,598,741       44.60%       44.70%        7.40%

           Jun-08                4,966,700    411,294,620    0.009327    $3,836,189       44.60%       44.70%        7.40%
           Jul-08                4,966,700    439,603,599    0.009327    $4,100,230       44.60%       44.70%        7.40%
           Aug-08                4,966,700    451,381,486    0.009327    $4,210,084       44.60%       44.70%        7.40%

           Sep-08                4,966,700    468,737,559    0.009327    $4,371,966       44.60%       44.70%        7.40%
           Oct-08                4,966,700    444,950,910    0.009327    $4,150,105       44.60%       44.70%        7.40%
           Nov-08                4,966,700    403,416,316    0.009327    $3,762,708       44.60%       44.70%        7.40%



Small Commercial Customers

                %            %
            Collected    Collected    Charge-      Monthly      Quarterly
  Month      Month 4      Month 5       Offs     Collections   Collections
--------------------------------------------------------------------------

Sep-05     2.30%        0.50%      0.50%    $4,846,798
Oct-05     2.30%        0.50%      0.50%    $4,834,001
Nov-05     2.30%        0.50%      0.50%    $4,541,321         $14,222,120

Dec-05     2.30%        0.50%      0.50%    $4,286,976
Jan-06     2.30%        0.50%      0.50%    $4,171,899
Feb-06     2.30%        0.50%      0.50%    $4,034,307         $12,493,182

Mar-06     2.30%        0.50%      0.50%    $3,892,694
Apr-06     2.30%        0.50%      0.50%    $3,799,325
May-06     2.30%        0.50%      0.50%    $3,797,398         $11,489,417

Jun-06     2.30%        0.50%      0.50%    $3,943,313
Jul-06     2.30%        0.50%      0.50%    $4,187,899
Aug-06     2.30%        0.50%      0.50%    $4,387,450         $12,518,663

Sep-06     2.30%        0.50%      0.50%    $4,544,670
Oct-06     2.30%        0.50%      0.50%    $4,532,670
Nov-06     2.30%        0.50%      0.50%    $4,258,235         $13,335,575

Dec-06     2.30%        0.50%      0.50%    $4,019,745
Jan-07     2.30%        0.50%      0.50%    $3,903,771
Feb-07     2.30%        0.50%      0.50%    $3,767,037         $11,690,554

Mar-07     2.30%        0.50%      0.50%    $3,633,490
Apr-07     2.30%        0.50%      0.50%    $3,545,924
May-07     2.30%        0.50%      0.50%    $3,544,034         $10,723,448

Jun-07     2.30%        0.50%      0.50%    $3,680,213
Jul-07     2.30%        0.50%      0.50%    $3,908,480
Aug-07     2.30%        0.50%      0.50%    $4,094,717         $11,683,411

Sep-07     2.30%        0.50%      0.50%    $4,241,447
Oct-07     2.30%        0.50%      0.50%    $4,230,248
Nov-07     2.30%        0.50%      0.50%    $3,974,123         $12,445,819

Dec-07     2.30%        0.50%      0.50%    $3,751,546
Jan-08     2.30%        0.50%      0.50%    $3,757,907
Feb-08     2.30%        0.50%      0.50%    $3,739,903         $11,249,356

Mar-08     2.30%        0.50%      0.50%    $3,626,096
Apr-08     2.30%        0.50%      0.50%    $3,544,609
May-08     2.30%        0.50%      0.50%    $3,544,034         $10,714,738

Jun-08     2.30%        0.50%      0.50%    $3,680,213
Jul-08     2.30%        0.50%      0.50%    $3,908,480
Aug-08     2.30%        0.50%      0.50%    $4,094,717         $11,683,411

Sep-08     2.30%        0.50%      0.50%    $4,241,447
Oct-08     2.30%        0.50%      0.50%    $4,230,248
Nov-08     2.30%        0.50%      0.50%    $3,974,123         $12,445,819

Salomon Brothers Inc.                 Figures may not total due to rounding.



    Scheduled Collections                                                                          Preliminary and subject to change

    Aggregate Debt Service
                                      TOTAL COLLECTIONS                             RRB DEBT SERVICE

                                                               Beginning RRB   Trustee +  Servicing    Interest   Principal
Month                             Monthly        Quarterly     Principal Bal.  Other Fees   Fee        Payment    Payment
------------------------------------------------------------------------------------------------------------------------------------

Nov-97                          $   168,276   $          0   $2,600,000,000   $     0   $        0   $         0   $         0
Dec-97                          $19,722,009   $          0   $2,600,000,000   $     0   $        0   $         0   $         0
Jan-98                          $39,683,254   $          0   $2,600,000,000   $     0   $        0   $         0   $         0
Feb-98                          $40,999,360   $100,572,899   $2,600,000,000   $40,750   $9,750,000   $53,505,400   $36,951,749

Mar-98                          $38,908,952   $          0   $2,563,048,251   $     0   $        0   $         0   $         0
Apr-98                          $37,107,536   $          0   $2,563,048,251   $     0   $        0   $         0   $         0
May-98                          $35,985,405   $112,001,894   $2,563,048,251   $40,750   $9,611,431   $40,600,952   $61,423,760

Jun-98                          $37,138,238   $          0   $2,501,624,491   $     0   $        0   $         0   $         0
Jul-98                          $41,137,599   $          0   $2,501,624,491   $     0   $        0   $         0   $         0
Aug-98                          $45,525,088   $123,800,925   $2,501,624,491   $40,750   $9,381,092   $39,674,989   $74,379,094

Sep-98                          $47,822,208   $          0   $2,427,245,397   $     0   $        0   $         0   $         0
Oct-98                          $45,973,502   $          0   $2,427,245,397   $     0   $        0   $         0   $         0

Nov-98                          $41,471,332   $135,267,042   $2,427,245,397   $40,750   $9,102,170   $38,553,724   $87,245,397

Dec-98                          $40,192,135   $          0   $2,340,000,000   $     0   $        0   $         0   $         0
Jan-99                          $39,902,100   $          0   $2,340,000,000   $     0   $        0   $         0   $         0
Feb-99                          $36,825,605   $116,919,840   $2,340,000,000   $40,750   $8,775,000   $37,238,500   $70,540,590

Mar-99                          $33,929,860   $          0   $2,269,459,410   $     0   $        0   $         0   $         0
Apr-99                          $32,150,384   $          0   $2,269,459,410   $     0   $        0   $         0   $         0
May-99                          $31,149,156   $ 97,229,401   $2,269,459,410   $40,750   $8,510,473   $36,175,101   $52,178,077

Jun-99                          $32,147,361   $          0   $2,217,281,333   $     0   $        0   $         0   $         0
Jul-99                          $35,606,989   $          0   $2,217,281,333   $     0   $        0   $         0   $         0
Aug-99                          $39,401,498   $107,155,848   $2,217,281,333   $40,750   $8,314,805   $35,388,516   $63,086,777

Sep-99                          $41,388,822   $          0   $2,154,194,556   $     0   $        0   $         0   $         0
Oct-99                          $39,790,883   $          0   $2,154,194,556   $     0   $        0   $         0   $         0

Nov-99                          $35,896,314   $117,076,019   $2,154,194,556   $40,750   $8,078,230   $34,437,483   $74,194,556

Dec-99                          $34,787,727   $          0   $2,080,000,000   $     0   $        0   $         0   $         0
Jan-00                          $36,386,260   $          0   $2,080,000,000   $     0   $        0   $         0   $         0
Feb-00                          $35,354,506   $106,528,493   $2,080,000,000   $40,750   $7,800,000   $33,319,000   $65,043,743

Mar-00                          $32,858,939   $          0   $2,014,956,257   $     0   $        0   $         0   $         0
Apr-00                          $31,227,677   $          0   $2,014,956,257   $     0   $        0   $         0   $         0
May-00                          $30,275,103   $ 94,361,719   $2,014,956,257   $40,750   $7,556,086   $32,310,822   $54,129,061

Jun-00                          $31,245,002   $          0   $1,960,827,196   $     0   $        0   $         0   $         0
Jul-00                          $34,609,717   $          0   $1,960,827,196   $     0   $        0   $         0   $         0
Aug-00                          $38,300,963   $104,155,682   $1,960,827,196   $40,750   $7,353,102   $31,471,822   $64,965,009

Sep-00                          $40,233,562   $          0   $1,895,862,187   $     0   $        0   $         0   $         0
Oct-00                          $38,678,228   $          0   $1,895,862,187   $     0   $        0   $         0   $         0

Nov-00                          $34,890,494   $113,802,284   $1,895,862,187   $40,750   $7,109,483   $30,464,864   $75,862,187

Dec-00                          $33,814,277   $          0   $1,820,000,000   $     0   $        0   $         0   $         0
Jan-01                          $34,975,451   $          0   $1,820,000,000   $     0   $        0   $         0   $         0
Feb-01                          $33,626,239   $102,415,968   $1,820,000,000   $40,750   $6,825,000   $29,289,000   $65,936,218

Mar-01                          $31,199,392   $          0   $1,754,063,782   $     0   $        0   $         0   $         0
Apr-01                          $29,633,833   $          0   $1,754,063,782   $     0   $        0   $         0   $         0
May-01                          $28,726,981   $ 89,560,207   $1,754,063,782   $40,750   $6,577,739   $28,266,989   $54,349,729

Jun-01                          $29,647,526   $          0   $1,699,714,053   $     0   $        0   $         0   $         0
Jul-01                          $32,838,415   $          0   $1,699,714,053   $     0   $        0   $         0   $         0
Aug-01                          $36,338,280   $ 98,824,220   $1,699,714,053   $40,750   $6,373,928   $27,424,568   $64,659,975

Sep-01                          $38,171,204   $          0   $1,635,054,078   $     0   $        0   $         0   $         0

              RRB DEBT SERVICE           COLLECTION ACCOUNT (C/A)
                          Ending RRB
           C/A Deposit    Principal       Beginning      Ending
Month     (Withdrawal)    Bal.             Balance       Balance
----------------------------------------------------------------
Nov-97      $      0    $2,600,000,000   $13,000,000   $13,000,000
Dec-97      $      0    $2,600,000,000   $13,000,000   $13,000,000
Jan-98      $      0    $2,600,000,000   $13,000,000   $13,000,000
Feb-98      $325,000    $2,563,048,251   $13,000,000   $13,325,000

Mar-98      $      0    $2,563,048,251   $13,325,000   $13,325,000
Apr-98      $      0    $2,563,048,251   $13,325,000   $13,325,000
May-98      $325,000    $2,501,624,491   $13,325,000   $13,650,000

Jun-98      $      0    $2,501,624,491   $13,650,000   $13,650,000
Jul-98      $      0    $2,501,624,491   $13,650,000   $13,650,000
Aug-98      $325,000    $2,427,245,397   $13,650,000   $13,975,000

Sep-98      $      0    $2,427,245,397   $13,975,000   $13,975,000
Oct-98      $      0    $2,427,245,397   $13,975,000   $13,975,000

Nov-98      $325,000    $2,340,000,000   $13,975,000   $14,300,000

Dec-98      $      0    $2,340,000,000   $14,300,000   $14,300,000
Jan-99      $      0    $2,340,000,000   $14,300,000   $14,300,000
Feb-99      $325,000    $2,269,459,410   $14,300,000   $14,625,000

Mar-99      $      0    $2,269,459,410   $14,625,000   $14,625,000
Apr-99      $      0    $2,269,459,410   $14,625,000   $14,625,000
May-99      $325,000    $2,217,281,333   $14,625,000   $14,950,000

Jun-99      $      0    $2,217,281,333   $14,950,000   $14,950,000
Jul-99      $      0    $2,217,281,333   $14,950,000   $14,950,000
Aug-99      $325,000    $2,154,194,556   $14,950,000   $15,275,000

Sep-99      $      0    $2,154,194,556   $15,275,000   $15,275,000
Oct-99      $      0    $2,154,194,556   $15,275,000   $15,275,000

Nov-99      $325,000    $2,080,000,000   $15,275,000   $15,600,000

Dec-99      $      0    $2,080,000,000   $15,600,000   $15,600,000
Jan-00      $      0    $2,080,000,000   $15,600,000   $15,600,000
Feb-00      $325,000    $2,014,956,257   $15,600,000   $15,925,000

Mar-00      $      0    $2,014,956,257   $15,925,000   $15,925,000
Apr-00      $      0    $2,014,956,257   $15,925,000   $15,925,000
May-00      $325,000    $1,960,827,196   $15,925,000   $16,250,000

Jun-00      $      0    $1,960,827,196   $16,250,000   $16,250,000
Jul-00      $      0    $1,960,827,196   $16,250,000   $16,250,000
Aug-00      $325,000    $1,895,862,187   $16,250,000   $16,575,000

Sep-00      $      0    $1,895,862,187   $16,575,000   $16,575,000
Oct-00      $      0    $1,895,862,187   $16,575,000   $16,575,000

Nov-00      $325,000    $1,820,000,000   $16,575,000   $16,900,000

Dec-00      $      0    $1,820,000,000   $16,900,000   $16,900,000
Jan-01      $      0    $1,820,000,000   $16,900,000   $16,900,000
Feb-01      $325,000    $1,754,063,782   $16,900,000   $17,225,000

Mar-01      $      0    $1,754,063,782   $17,225,000   $17,225,000
Apr-01      $      0    $1,754,063,782   $17,225,000   $17,225,000
May-01      $325,000    $1,699,714,053   $17,225,000   $17,550,000

Jun-01      $      0    $1,699,714,053   $17,550,000   $17,550,000
Jul-01      $      0    $1,699,714,053   $17,550,000   $17,550,000
Aug-01      $325,000    $1,635,054,078   $17,550,000   $17,875,000

Sep-01      $      0    $1,635,054,078   $17,875,000   $17,875,000

Salomon Brothers Inc

                    Figures may not total due to rounding.


                                                                                                   Preliminary and subject to change
Scheduled Collections
Aggregate Debt Service



                                                             Beginning RRB      Trustee +    Servicing    Interest     Principal
Month                          Monthly        Quarterly      Principal Bal.     Other Fees      Fee        Payment     Payment
------------------------------------------------------------------------------------------------------------------------------------

Oct-01                          $36,697,230   $          0   $1,635,054,078     $     0   $        0   $         0   $         0

Nov-01                          $33,105,185   $107,973,619   $1,635,054,078     $40,750   $6,131,453   $26,422,338   $75,054,078

Dec-01                          $32,082,968   $          0   $1,560,000,000     $     0   $        0   $         0   $         0
Jan-02                          $33,195,094   $          0   $1,560,000,000     $     0   $        0   $         0   $         0
Feb-02                          $31,925,883   $ 97,203,945   $1,560,000,000     $40,750   $5,850,000   $25,259,000   $65,729,195

Mar-02                          $29,624,069   $          0   $1,494,270,805     $     0   $        0   $         0   $         0
Apr-02                          $28,138,526   $          0   $1,494,270,805     $     0   $        0   $         0   $         0
May-02                          $27,278,020   $ 85,040,616   $1,494,270,805     $40,750   $5,603,516   $24,215,549   $54,855,802

Jun-02                          $28,152,231   $          0   $1,439,415,003     $     0   $        0   $         0   $         0
Jul-02                          $31,181,465   $          0   $1,439,415,003     $     0   $        0   $         0   $         0
Aug-02                          $34,503,749   $ 93,837,445   $1,439,415,003     $40,750   $5,397,806   $23,344,713   $64,729,176

Sep-02                          $36,243,882   $          0   $1,374,685,828     $     0   $        0   $         0   $         0
Oct-02                          $34,844,985   $          0   $1,374,685,828     $     0   $        0   $         0   $         0

Nov-02                          $31,434,920   $102,523,787   $1,374,685,828     $40,750   $5,155,072   $22,317,138   $74,685,828

Dec-02                          $30,463,849   $          0   $1,300,000,000     $     0   $        0   $         0   $         0
Jan-03                          $31,456,780   $          0   $1,300,000,000     $     0   $        0   $         0   $         0
Feb-03                          $30,197,158   $ 92,117,787   $1,300,000,000     $40,750   $4,875,000   $21,131,500   $65,745,537

Mar-03                          $28,011,906   $          0   $1,234,254,463     $     0   $        0   $         0   $         0
Apr-03                          $26,604,861   $          0   $1,234,254,463     $     0   $        0   $         0   $         0
May-03                          $25,791,177   $ 80,407,943   $1,234,254,463     $40,750   $4,628,454   $20,087,790   $55,325,949

Jun-03                          $26,617,857   $          0   $1,178,928,513     $     0   $        0   $         0   $         0
Jul-03                          $29,481,092   $          0   $1,178,928,513     $     0   $        0   $         0   $         0
Aug-03                          $32,620,972   $ 88,719,921   $1,178,928,513     $40,750   $4,420,982   $19,209,490   $64,723,699

Sep-03                          $34,265,830   $          0   $1,114,204,814     $     0   $        0   $         0   $         0
Oct-03                          $32,944,097   $          0   $1,114,204,814     $     0   $        0   $         0   $         0

Nov-03                          $29,720,907   $ 96,930,834   $1,114,204,814     $40,750   $4,178,268   $18,182,001   $74,204,814

Dec-03                          $28,802,249   $          0   $1,040,000,000     $     0   $        0   $         0   $         0
Jan-04                          $29,690,909   $          0   $1,040,000,000     $     0   $        0   $         0   $         0
Feb-04                          $28,457,328   $ 86,950,486   $1,040,000,000     $40,750   $3,900,000   $17,004,000   $65,680,736

Mar-04                          $26,392,053   $          0   $  974,319,264     $     0   $        0   $         0   $         0
Apr-04                          $25,064,821   $          0   $  974,319,264     $     0   $        0   $         0   $         0
May-04                          $24,298,506   $ 75,755,381   $  974,319,264     $40,750   $3,653,697   $15,935,046   $55,800,887

Jun-04                          $25,077,509   $          0   $  918,518,377     $     0   $        0   $         0   $         0
Jul-04                          $27,773,820   $          0   $  918,518,377     $     0   $        0   $         0   $         0
Aug-04                          $30,730,178   $ 83,581,506   $  918,518,377     $40,750   $3,444,444   $15,026,887   $64,744,426

Sep-04                          $32,279,257   $          0   $  853,773,951     $     0   $        0   $         0   $         0
Oct-04                          $31,035,271   $          0   $  853,773,951     $     0   $        0   $         0   $         0

Nov-04                          $27,999,996   $ 91,314,524   $  853,773,951     $40,750   $3,201,652   $13,973,171   $73,773,951

Dec-04                          $27,133,798   $          0   $  780,000,000     $     0   $        0   $         0   $         0
Jan-05                          $27,909,336   $          0   $  780,000,000     $     0   $        0   $         0   $         0
Feb-05                          $26,694,326   $ 81,737,460   $  780,000,000     $40,750   $2,925,000   $12,772,500   $65,674,210

Mar-05                          $24,749,086   $          0   $  714,325,790     $     0   $        0   $         0   $         0
Apr-05                          $23,502,179   $          0   $  714,325,790     $     0   $        0   $         0   $         0
May-05                          $22,783,562   $ 71,034,826   $  714,325,790     $40,750   $2,678,722   $11,703,652   $56,286,702

Jun-05                          $23,514,114   $          0   $  658,039,088     $     0   $        0   $         0   $         0
Jul-05                          $26,041,451   $          0   $  658,039,088     $     0   $        0   $         0   $         0
Aug-05                          $28,812,202   $ 78,367,766   $  658,039,088     $40,750   $2,467,647   $10,787,586   $64,746,784

[CAPTION]

Scheduled Collections
Aggregate Debt Service




             C/A Deposit      Ending RRB        Beginning     Ending
Month        (Withdrawal)     Principal Bal.    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
Oct-01       $      0          $1,635,054,078   $17,875,000   $17,875,000

Nov-01       $325,000          $1,560,000,000   $17,875,000   $18,200,000

Dec-01       $      0          $1,560,000,000   $18,200,000   $18,200,000
Jan-02       $      0          $1,560,000,000   $18,200,000   $18,200,000
Feb-02       $325,000          $1,494,270,805   $18,200,000   $18,525,000

Mar-02       $      0          $1,494,270,805   $18,525,000   $18,525,000
Apr-02       $      0          $1,494,270,805   $18,525,000   $18,525,000
May-02       $325,000          $1,439,415,003   $18,525,000   $18,850,000

Jun-02       $      0          $1,439,415,003   $18,850,000   $18,850,000
Jul-02       $      0          $1,439,415,003   $18,850,000   $18,850,000
Aug-02       $325,000          $1,374,685,828   $18,850,000   $19,175,000

Sep-02       $      0          $1,374,685,828   $19,175,000   $19,175,000
Oct-02       $      0          $1,374,685,828   $19,175,000   $19,175,000

Nov-02       $325,000          $1,300,000,000   $19,175,000   $19,500,000

Dec-02       $      0          $1,300,000,000   $19,500,000   $19,500,000
Jan-03       $      0          $1,300,000,000   $19,500,000   $19,500,000
Feb-03       $325,000          $1,234,254,463   $19,500,000   $19,825,000

Mar-03       $      0          $1,234,254,463   $19,825,000   $19,825,000
Apr-03       $      0          $1,234,254,463   $19,825,000   $19,825,000
May-03       $325,000          $1,178,928,513   $19,825,000   $20,150,000

Jun-03       $      0          $1,178,928,513   $20,150,000   $20,150,000
Jul-03       $      0          $1,178,928,513   $20,150,000   $20,150,000
Aug-03       $325,000          $1,114,204,814   $20,150,000   $20,475,000

Sep-03       $      0          $1,114,204,814   $20,475,000   $20,475,000
Oct-03       $      0          $1,114,204,814   $20,475,000   $20,475,000

Nov-03       $325,000          $1,040,000,000   $20,475,000   $20,800,000

Dec-03       $      0          $1,040,000,000   $20,800,000   $20,800,000
Jan-04       $      0          $1,040,000,000   $20,800,000   $20,800,000
Feb-04       $325,000          $  974,319,264   $20,800,000   $21,125,000

Mar-04       $      0          $  974,319,264   $21,125,000   $21,125,000
Apr-04       $      0          $  974,319,264   $21,125,000   $21,125,000
May-04       $325,000          $  918,518,377   $21,125,000   $21,450,000

Jun-04       $      0          $  918,518,377   $21,450,000   $21,450,000
Jul-04       $      0          $  918,518,377   $21,450,000   $21,450,000
Aug-04       $325,000          $  853,773,951   $21,450,000   $21,775,000

Sep-04       $      0          $  853,773,951   $21,775,000   $21,775,000
Oct-04       $      0          $  853,773,951   $21,775,000   $21,775,000

Nov-04       $325,000          $  780,000,000   $21,775,000   $22,100,000

Dec-04       $      0          $  780,000,000   $22,100,000   $22,100,000
Jan-05       $      0          $  780,000,000   $22,100,000   $22,100,000
Feb-05       $325,000          $  714,325,790   $22,100,000   $22,425,000

Mar-05       $      0          $  714,325,790   $22,425,000   $22,425,000
Apr-05       $      0          $  714,325,790   $22,425,000   $22,425,000
May-05       $325,000          $  658,039,088   $22,425,000   $22,750,000

Jun-05       $      0          $  658,039,088   $22,750,000   $22,750,000
Jul-05       $      0          $  658,039,088   $22,750,000   $22,750,000
Aug-05       $325,000          $  593,292,304   $22,750,000   $23,075,000

Salomon Brothers Inc.                                                          8

                     Figures may not total sut to rounding

                                                                                                   Preliminary and subject to change

Scheduled Collections
Aggregate Debt Service


                  TOTAL COLLECTIONS                                      RRB DEBT SERVICE
------------------------------------------------------------------------------------------------------------------------------------
                                           Beginning RRB   Trustee +   Servicing    Interest    Principal    C/A Deposit
Month          Monthly       Quarterly     Principal Bal.  Other Fees  Fee          Payment      Payment     (Withdrawal)
------------------------------------------------------------------------------------------------------------------------------------
Sep-05         $30,264,285   $         0   $593,292,304     $     0   $        0   $        0   $         0      $      0
Oct-05         $29,098,751   $         0   $593,292,304     $     0   $        0   $        0   $         0      $      0
Nov-05         $26,253,697   $85,616,733   $593,292,304     $40,750   $2,224,846   $9,733,832   $73,292,304      $325,000

Dec-05         $25,440,999   $         0   $520,000,000     $     0   $        0   $        0   $         0      $      0
Jan-06         $26,113,621   $         0   $520,000,000     $     0   $        0   $        0   $         0      $      0
Feb-06         $24,927,638   $76,482,258   $520,000,000     $40,750   $1,950,000   $8,541,000   $65,625,508      $325,000

Mar-06         $23,104,276   $         0   $454,374,492     $     0   $        0   $        0   $         0      $      0
Apr-06         $21,938,307   $         0   $454,374,492     $     0   $        0   $        0   $         0      $      0
May-06         $21,267,562   $66,310,145   $454,374,492     $40,750   $1,703,904   $7,463,101   $56,777,390      $325,000

Jun-06         $21,949,636   $         0   $397,597,102     $     0   $        0   $        0   $         0      $      0
Jul-06         $24,307,843   $         0   $397,597,102     $     0   $        0   $        0   $         0      $      0
Aug-06         $26,892,801   $73,150,279   $397,597,102     $40,750   $1,490,989   $6,530,532   $64,763,008      $325,000

Sep-06         $28,247,801   $         0   $332,834,094     $     0   $        0   $        0   $         0      $      0
Oct-06         $27,160,815   $         0   $332,834,094     $     0   $        0   $        0   $         0      $      0
Nov-06         $24,506,157   $79,914,772   $332,834,094     $40,750   $1,248,128   $5,466,800   $72,834,094      $325,000

Dec-06         $23,746,973   $         0   $260,000,000     $     0   $        0   $        0   $         0      $      0
Jan-07         $24,312,525   $         0   $260,000,000     $     0   $        0   $        0   $         0      $      0
Feb-07         $23,152,039   $71,211,537   $260,000,000     $40,750   $  975,000   $4,270,500   $65,600,287      $325,000

Mar-07         $21,450,645   $         0   $194,399,713     $     0   $        0   $        0   $         0      $      0
Apr-07         $20,365,886   $         0   $194,399,713     $     0   $        0   $        0   $         0      $      0
May-07         $19,743,253   $61,559,784   $194,399,713     $40,750   $  728,999   $3,193,015   $57,272,020      $325,000

Jun-07         $20,376,586   $         0   $137,127,693     $     0   $        0   $        0   $         0      $      0
Jul-07         $22,564,709   $         0   $137,127,693     $     0   $        0   $        0   $         0      $      0
Aug-07         $24,962,815   $67,904,110   $137,127,693     $40,750   $  514,229   $2,252,322   $64,771,809      $325,000

Sep-07         $26,220,188   $         0   $ 72,355,884     $     0   $        0   $        0   $         0      $      0
Oct-07         $25,212,207   $         0   $ 72,355,884     $     0   $        0   $        0   $         0      $      0
Nov-07         $22,749,020   $74,181,414   $ 72,355,884     $40,750   $  271,335   $1,188,445   $72,355,884      $325,000

Dec-07         $22,043,628   $         0   $          0     $     0   $        0   $        0   $         0
Jan-08         $23,356,885   $         0   $          0     $     0   $        0   $        0   $         0
Feb-08         $22,975,833   $68,376,346   $          0     $     0   $        0   $        0   $         0

Mar-08         $21,402,232   $         0   $          0     $     0   $        0   $        0   $         0
Apr-08         $20,357,134   $         0   $          0     $     0   $        0   $        0   $         0
May-08         $19,743,253   $61,502,619   $          0     $     0   $        0   $        0   $         0

Jun-08         $20,376,586   $         0   $          0     $     0   $        0   $        0   $         0
Jul-08         $22,564,709   $         0   $          0     $     0   $        0   $        0   $         0
Aug-08         $24,962,815   $67,904,110   $          0     $     0   $        0   $        0   $         0

Sep-08         $26,220,188   $         0   $          0     $     0   $        0   $        0   $         0
Oct-08         $25,212,207   $         0   $          0     $     0   $        0   $        0   $         0
Nov-08         $22,749,020   $74,181,414   $          0     $     0   $        0   $        0   $         0
------------------------------------------------------------------------------------------------------------------------------------



    TOTAL COLLECTIONS  COLLECTION ACCOUNT (C/A)
------------------------------------------------
         Ending RRB
         Principal      Beginning       Ending
Month     Balance        Balance       Balance
------------------------------------------------
Sep-05  $593,292,304   $23,075,000   $23,075,000
Oct-05  $593,292,304   $23,075,000   $23,075,000
Nov-05  $520,000,000   $23,075,000   $23,400,000

Dec-05  $520,000,000   $23,400,000   $23,400,000
Jan-06  $520,000,000   $23,400,000   $23,400,000
Feb-06  $454,374,492   $23,400,000   $23,725,000

Mar-06  $454,374,492   $23,725,000   $23,725,000
Apr-06  $454,374,492   $23,725,000   $23,725,000
May-06  $397,597,102   $23,725,000   $24,050,000

Jun-06  $397,597,102   $24,050,000   $24,050,000
Jul-06  $397,597,102   $24,050,000   $24,050,000
Aug-06  $332,834,094   $24,050,000   $24,375,000

Sep-06  $332,834,094   $24,375,000   $24,375,000
Oct-06  $332,834,094   $24,375,000   $24,375,000
Nov-06  $260,000,000   $24,375,000   $24,700,000

Dec-06  $260,000,000   $24,700,000   $24,700,000
Jan-07  $260,000,000   $24,700,000   $24,700,000
Feb-07  $194,399,713   $24,700,000   $25,025,000

Mar-07  $194,399,713   $25,025,000   $25,025,000
Apr-07  $194,399,713   $25,025,000   $25,025,000
May-07  $137,127,693   $25,025,000   $25,350,000

Jun-07  $137,127,693   $25,350,000   $25,350,000
Jul-07  $137,127,693   $25,350,000   $25,350,000
Aug-07  $ 72,355,884   $25,350,000   $25,675,000

Sep-07  $ 72,355,884    $25,675,000  $25,675,000
Oct-07  $ 72,355,884    $25,675,000  $25,675,000
Nov-07  $          0    $25,675,000  $26,000,000

Dec-07  $          0
Jan-08  $          0
Feb-08  $          0

Mar-08  $          0
Apr-08  $          0
May-08  $          0

Jun-08  $          0
Jul-08  $          0
Aug-08  $          0

Sep-08  $          0
Oct-08  $          0
Nov-08  $          0
------------------------------------------------------------------------------------------------------------------------------------

Salomon Brothers Inc        Figures may not total due to rounding.             9

         SPE Debt Amortization Schedules

         Class A1

         Approximate principal                      $520,000,000
         Current benchmark U.S.                             5.63%

         + Current indicative credit spread                 0.45%
                                                            ----
         = Current indicative yield (semi-annual            6.08%
           basis)

         Current coupon (quarterly                          6.03%
         basis)
         Expected final maturity                             2.0
         (years)                                             1.2

Distribution     Beginning      Interest      Principal       Ending        Aggregate
   Date          Principal    Payment Bal.     Payment    Principal Bal.  Debt Service
------------     ---------    ------------    ---------   --------------  ------------
28-Nov-97
25-Mar-98       $520,000,000    $10,190,700  $36,951,749   $483,048,251    $47,142,449
25-Jun-98        483,048,251      7,281,952   61,423,760    421,624,491     68,705,713
25-Sep-98        421,624,491      6,355,989   74,379,094    347,245,397     80,735,083
25-Dec-98        347,245,397      5,234,724   87,245,397    260,000,000     92,480,122
25-Mar-99        260,000,000      3,919,500   70,540,590    189,459,410     74,460,090
25-Jun-99        189,459,410      2,856,101   52,178,077    137,281,333     55,034,178
25-Sep-99        137,281,333      2,069,516   63,086,777     74,194,556     65,156,293
25-Dec-99         74,194,556      1,118,483   74,194,556              0     75,313,039
25-Mar-00
25-Jun-00
25-Sep-00
25-Dec-00
25-Mar-01
25-Jun-01
25-Sep-01
25-Dec-01
25-Mar-02
25-Jun-02
25-Sep-02
25-Dec-02
25-Mar-03
25-Jun-03
25-Sep-03
25-Dec-03
25-Mar-04
25-Jun-04
25-Sep-04
25-Dec-04
25-Mar-05
25-Jun-05
25-Sep-05
25-Dec-05
25-Mar-06
25-Jun-06
25-Sep-06
25-Dec-06
25-Mar-07
25-Jun-07
25-Sep-07
25-Dec-07


    SPE Debt Amortization Schedules
    Class A2

    Approximate principal                              $520,000,000
    Current benchmark U.S.                             5.85%
    + Current indicative credit  spread                0.40%
                                                       -----
    = Current indicative yield (semi-annual            6.25%
      basis)

    Current coupon (quarterly basis)                   6.20%
    Expected final maturity                             4.0
    (years)
    Expected weighted average life (years)              3.2

Distribution     Beginning      Interest      Principal       Ending        Aggregate
   Date          Principal    Payment Bal.     Payment    Principal Bal.  Debt Service
------------     ---------    ------------    ---------   --------------  ------------

28-Nov-97
25-Mar-98      $520,000,000   $10,478,000      $         0   $520,000,000     $10,478,000
25-Jun-98       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Sep-98       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Dec-98       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Mar-99       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Jun-99       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Sep-99       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Dec-99       520,000,000     8,060,000                0    520,000,000       8,060,000
25-Mar-00       520,000,000     8,060,000       65,043,743    454,956,257      73,103,743
25-Jun-00       454,956,257     7,051,822       54,129,061    400,827,196      61,180,883
25-Sep-00       400,827,196     6,212,822       64,965,009    335,862,187      71,177,830
25-Dec-00       335,862,187     5,205,864       75,862,187    260,000,000      81,068,051
25-Mar-01       260,000,000     4,030,000       65,936,218    194,063,782      69,966,218
25-Jun-01       194,063,782     3,007,989       54,349,729    139,714,053      57,357,718
25-Sep-01       139,714,053     2,165,568       64,659,975     75,054,078      66,825,543
25-Dec-01        75,054,078     1,163,338       75,054,078              0      76,217,416
25-Mar-02
25-Jun-02
25-Sep-02
25-Dec-02
25-Mar-03
25-Jun-03
25-Sep-03
25-Dec-03
25-Mar-04
25-Jun-04
25-Sep-04
25-Dec-04
25-Mar-05
25-Jun-05
25-Sep-05
25-Dec-05
25-Mar-06
25-Jun-06
25-Sep-06
25-Dec-06
25-Mar-07
25-Jun-07
25-Sep-07
25-Dec-07

     NB: Preliminary, subject to change based upon determination of definitive pricing terms.

SPE DEBT AMORTIZATION SCHEDULES
Dollars in Thousands




 Class A3                                                                 Class A4
 Approximate principal amount                  $520,000,000               Approximate principal amount               $520,000,000
 Current benchmark U.S. Treasury                      5.95%               Current benchmark U.S. Treasury                   6.06%

+ Current indicative credit spread                    0.45%              + Current indicative credit spread                 0.50%
                                                      ----                                                                  ----
= Current indicative yield (semi-annual basis)        6.40%              = Current indicative yield (semi-annual basis)     6.56%

Current coupon (quarterly basis)                      6.35%              Current coupon (quarterly basis)                   6.51%
Expected final maturity  (years)                        6.0              Expected final maturity (years)                      8.0
Expected weighted average life (years)                  5.2              Expected weighted average life (years)               7.2

Distribution       Beginning          Interest      Principal          Ending           Aggregate           Beginning
   Date          Principal Bal.       Payment        Payment        Principal Bal.     Debt Service       Principal Bal.
--------------   ----------------   --------------  --------------   ---------------    --------------     ----------------
28-Nov-97
25-Mar-98        $520,000,000    $10,731,500             $0       $520,000,000        $10,731,500       $520,000,000
25-Jun-98         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Sep-98         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Dec-98         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Mar-99         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Jun-99         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Sep-99         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Dec-99         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Mar-00         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Jun-00         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Sep-00         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Dec-00         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Mar-01         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Jun-01         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Sep-01         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Dec-01         520,000,000      8,255,000              0        520,000,000          8,255,000        520,000,000
25-Mar-02         520,000,000      8,255,000     65,729,195        454,270,805         73,984,195        520,000,000
25-Jun-02         454,270,805      7,211,549     54,855,802        399,415,003         62,067,351        520,000,000
25-Sep-02         399,415,003      6,340,713     64,729,176        334,685,828         71,069,889        520,000,000
25-Dec-02         334,685,828      5,313,138     74,685,828        260,000,000         79,998,965        520,000,000
25-Mar-03         260,000,000      4,127,500     65,745,537        194,254,463         69,873,037        520,000,000
25-Jun-03         194,254,463      3,083,790     55,325,949        138,928,513         58,409,739        520,000,000
25-Sep-03         138,928,513      2,205,490     64,723,699         74,204,814         66,929,189        520,000,000
25-Dec-03          74,204,814      1,178,001     74,204,814                  0         75,382,816        520,000,000
25-Mar-04                                                                                                520,000,000
25-Jun-04                                                                                                454,319,264
25-Sep-04                                                                                                398,518,377
25-Dec-04                                                                                                333,773,951
25-Mar-05                                                                                                260,000,000
25-Jun-05                                                                                                194,325,790
25-Sep-05                                                                                                138,039,088
25-Dec-05                                                                                                 73,292,304
25-Mar-06
25-Jun-06
25-Sep-06
25-Dec-06
25-Mar-07
25-Jun-07
25-Sep-07
25-Dec-07


Distribution           Interest             Principal        Ending           Aggregate
   Date                Payment               Payment        Principal Bal.    Debt Service
--------------    ----------------       --------------    --------------    ---------------

28-Nov-97              $11,001,900                $0       $520,000,000      $ 11,001,900
25-Jun-98                8,463,000                 0        520,000,000         8,463,000
25-Sep-98                8,463,000                 0        520,000,000         8,463,000
25-Dec-98                8,463,000                 0        520,000,000         8,463,000
25-Mar-99                8,463,000                 0        520,000,000         8,463,000
25-Jun-99                8,463,000                 0        520,000,000         8,463,000
25-Sep-99                8,463,000                 0        520,000,000         8,463,000
25-Dec-99                8,463,000                 0        520,000,000         8,463,000
25-Mar-00                8,463,000                 0        520,000,000         8,463,000
25-Jun-00                8,463,000                 0        520,000,000         8,463,000
25-Sep-00                8,463,000                 0        520,000,000         8,463,000
25-Dec-00                8,463,000                 0        520,000,000         8,463,000
25-Mar-01                8,463,000                 0        520,000,000         8,463,000
25-Jun-01                8,463,000                 0        520,000,000         8,463,000
25-Sep-01                8,463,000                 0        520,000,000         8,463,000
25-Dec-01                8,463,000                 0        520,000,000         8,463,000
25-Mar-02                8,463,000                 0        520,000,000         8,463,000
25-Jun-02                8,463,000                 0        520,000,000         8,463,000
25-Sep-02                8,463,000                 0        520,000,000         8,463,000
25-Dec-02                8,463,000                 0        520,000,000         8,463,000
25-Mar-03                8,463,000                 0        520,000,000         8,463,000
25-Jun-03                8,463,000                 0        520,000,000         8,463,000
25-Sep-03                8,463,000                 0        520,000,000         8,463,000
25-Dec-03                8,463,000                 0        520,000,000         8,463,000
25-Mar-04                8,463,000        65,680,736        454,319,264        74,143,736
25-Jun-04                7,394,046        55,800,887        398,518,377        63,194,933
25-Sep-04                6,485,887        64,744,426        333,773,951        71,230,312
25-Dec-04                5,432,171        73,773,951        260,000,000        79,206,122
25-Mar-05                4,231,500        65,674,210        194,325,790        69,905,710
25-Jun-05                3,162,652        56,286,702        138,039,088        59,449,355
25-Sep-05                2,246,586        64,746,784         73,292,304        66,993,370
25-Dec-05                1,192,832        73,292,304                  0        74,485,137
25-Mar-06
25-Jun-06
25-Sep-06
25-Dec-06
25-Mar-07
25-Jun-07
25-Sep-07
25-Dec-07

  NB: Preliminary, subject to change based upon determination of definitive pricing terms


                                SPE Debt Amortization Schedules
                                Dollars in Thousands

                                Class A5

                                ----------------------------------------------------------------
                                Approximate principal amount                        $520,000,000
                                Current benchmark U.S. Treasury                            6.07%

                                + Current indicative credit                                0.55%
                                                                                           ----
                                = Current indicative yield (semi-annual                    6.62%
                                Current coupon (quarterly basis)                           6.57%
                                Expected final maturity                                     10.0
                                Expected weighted average life (years)                       9.2
                                ----------------------------------------------------------------

Distribution     Beginning         Interest     Principal           Ending             Aggregate
   Date        Prinicpal Bal.      Payment      Payment          Principal Bal.       Debt Service
------------   --------------     -----------   ----------       --------------       ------------
28-Nov-97
25-Mar-98      $520,000,000       $11,103,300   $         0       $520,000,000        $11,103,300
25-Jun-98       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-98       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-98       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-99       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-99       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-99       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-99       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-00       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-00       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-00       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-00       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-01       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-01       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-01       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-01       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-02       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-02       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-02       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-02       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-03       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-03       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-03       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-03       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-04       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-04       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-04       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-04       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-05       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Jun-05       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Sep-05       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Dec-05       520,000,000         8,541,000             0        520,000,000          8,541,000
25-Mar-06       520,000,000         8,541,000    65,625,508        454,374,492         74,166,508
25-Jun-06       454,374,492         7,463,101    56,777,390        397,597,102         64,240,491
25-Sep-06       397,597,102         6,530,532    64,763,008        332,834,094         71,293,540
25-Dec-06       332,834,094         5,466,800    72,834,094        260,000,000         78,300,894
25-Mar-07       260,000,000         4,270,500    65,600,287        194,399,713         69,870,787
25-Jun-07       194,399,713         3,193,015    57,272,020        137,127,693         60,465,035
25-Sep-07       137,127,693         2,252,322    64,771,809         72,355,884         67,024,131
25-Dec-07        72,355,884         1,188,445    72,355,884                  0         73,544,330


                                Series 1997-1 Total
                                ----------------------------------------------------------------
                                Approximate principal amount                      $2,600,000,000
                                Current benchmark U.S. Treasury                            5.95%

                                + Current indicative credit                                0.53%
                                                                                           ----
                                = Current indicative yield (semi-annual basis)             6.48%
                                Current coupon (quarterly basis)                           6.43%
                                Expected final maturity (years)                             10.0
                                Expected weighted average life (years)                       5.2
                                ----------------------------------------------------------------

Distribution     Beginning         Interest     Principal           Ending             Aggregate
   Date        Prinicpal Bal.      Payment      Payment          Principal Bal.       Debt Service
------------   --------------     -----------   ----------       --------------       ------------
28-Nov-97
25-Mar-98      $2,600,000,000     $53,505,400   $36,951,749      $2,563,048,251       $ 90,457,149
25-Jun-98       2,563,048,251      40,600,952    61,423,760       2,501,624,491        102,024,713
25-Sep-98       2,501,624,491      39,674,989    74,379,094       2,427,245,397        114,054,083
25-Dec-98       2,427,245,397      38,553,724    87,245,397       2,340,000,000        125,799,122
25-Mar-99       2,340,000,000      37,238,500    70,540,590       2,269,459,410        107,779,090
25-Jun-99       2,269,459,410      36,175,101    52,178,077       2,217,281,333         88,353,178
25-Sep-99       2,217,281,333      35,388,516    63,086,777       2,154,194,556         98,475,293
25-Dec-99       2,154,194,556      34,437,483    74,194,556       2,080,000,000        108,632,039
25-Mar-00       2,080,000,000      33,319,000    65,043,743       2,014,956,257         98,362,743
25-Jun-00       2,014,956,257      32,310,822    54,129,061       1,960,827,196         86,439,883
25-Sep-00       1,960,827,196      31,471,822    64,965,009       1,895,862,187         96,436,830
25-Dec-00       1,895,862,187      30,464,864    75,862,187       1,820,000,000        106,327,051
25-Mar-01       1,820,000,000      29,289,000    65,936,218       1,754,063,782         95,225,218
25-Jun-01       1,754,063,782      28,266,989    54,349,729       1,699,714,053         82,616,718
25-Sep-01       1,699,714,053      27,424,568    64,659,975       1,635,054,078         92,084,543
25-Dec-01       1,635,054,078      26,422,338    75,054,078       1,560,000,000        101,476,416
25-Mar-02       1,560,000,000      25,259,000    65,729,195       1,494,270,805         90,988,195
25-Jun-02       1,494,270,805      24,215,549    54,855,802       1,439,415,003         79,071,351
25-Sep-02       1,439,415,003      23,344,713    64,729,176       1,374,685,828         88,073,889
25-Dec-02       1,374,685,828      22,317,138    74,685,828       1,300,000,000         97,002,965
25-Mar-03       1,300,000,000      21,131,500    65,745,537       1,234,254,463         86,877,037
25-Jun-03       1,234,254,463      20,087,790    55,325,949       1,178,928,513         75,413,739
25-Sep-03       1,178,928,513      19,209,490    64,723,699       1,114,204,814         83,933,189
25-Dec-03       1,114,204,814      18,182,001    74,204,814       1,040,000,000         92,386,816
25-Mar-04       1,040,000,000      17,004,000    65,680,736         974,319,264         82,684,736
25-Jun-04         974,319,264      15,935,046    55,800,887         918,518,377         71,735,933
25-Sep-04         918,518,377      15,026,887    64,744,426         853,773,951         79,771,312
25-Dec-04         853,773,951      13,973,171    73,773,951         780,000,000         87,747,122
25-Mar-05         780,000,000      12,772,500    65,674,210         714,325,790         78,446,710
25-Jun-05         714,325,790      11,703,652    56,286,702         658,039,088         67,990,355
25-Sep-05         658,039,088      10,787,586    64,746,784         593,292,304         75,534,370
25-Dec-05         593,292,304       9,733,832    73,292,304         520,000,000         83,026,137
25-Mar-06         520,000,000       8,541,000    65,625,508         454,374,492         74,166,508
25-Jun-06         454,374,492       7,463,101    56,777,390         397,597,102         64,240,491
25-Sep-06         397,597,102       6,530,532    64,763,008         332,834,094         71,293,540
25-Dec-06         332,834,094       5,466,800    72,834,094         260,000,000         78,300,894
25-Mar-07         260,000,000       4,270,500    65,600,287         194,399,713         69,870,787
25-Jun-07         194,399,713       3,193,015    57,272,020         137,127,693         60,465,035
25-Sep-07         137,127,693       2,252,322    64,771,809          72,355,884         67,024,131
25-Dec-07          72,355,884       1,188,445    72,355,884                   0         73,544,330

              NB: Preliminary, subject to change based upon determination of definitive pricing terms.